ASSET PURCHASE AGREEMENT

This ASSET PURCHASE AGREEMENT (the "Agreement") is made effective as of this18th day of January 2006 by and among TRIBEKA TEK, INC. (""TTI" or "Buyer"), a corporation with the principal office located at 1510 51 St., Brooklyn, NY 11219, and NYN International LLC. ("NYN" or "Seller") Texas Corporation located at 2303 South Blvd., Houston, Tx. 77098.

RECITALS

A. Buyer desires to purchase from Seller the Purchased Assets on the following terms and conditions; and

B. Seller desires to sell to Buyer the Purchased Assets on the following terms and conditions.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants, representations, warranties, conditions, and agreements hereinafter expressed, the Parties agree as follows:

ARTICLE I. DEFINITIONS

In addition to those capitalized terms defined throughout this Agreement, the following terms shall have the meanings ascribed to them here below:

1.1 "CLOSING" means the consummation of the transactions contemplated by this Agreement.

1.2 "CLOSING DATE" MEANS THE date hereof, or such later mutually agreeable date within ten (10) days of the date hereof as the Parties may designate in writing.

1.3 "EFFECTIVE TIME" means the effective time of the Closing, which shall be as of 11:59 p.m. on the day preceding the Closing Date.

1.4 "PERSON" means any natural person, any corporation, partnership, limited liability company, limited liability partnership, joint venture, association, company, or other legal entity, and any Government.







ARTICLE II.

PURCHASE AND SALE OF PURCHASED ASSETS

2.1 ASSETS TO BE PURCHASED.

a) Subject to the terms and conditions hereof on the Closing Date, and as of the Effective Time, Seller shall sell to Buyer, free and clear of all liens, claims, restrictions or encumbrances of any kind, unless otherwise provided herein, all assets and property and associated rights and interests, real, personal, and mixed, tangible and intangible, of whatever kind, owned, used or held for use by Seller (the "Purchased Assets") in connection with the business and operations of Seller (the "Business"). Without limiting the generality of the foregoing, the Purchased Assets include the following items:

(i) All assets reflected and/or described on the asset list attached as Schedule -------- A;

(ii) All accounts receivable of Seller in connection with the Business;

(iii) All contracts of Seller with customers, all contracts for the leasing of equipment by Seller and all of Seller's software licenses or other intellectual property licenses;

(iv) All permits, approvals, licenses and certifications issued to Seller by any government authority or by a private testing or certifying authority in connection with the Business, to the extent assignable under the terms thereof and applicable law;

(v) All patents, trademarks, service marks, trade names, corporate names, copyrights, and copyrighted works; registrations thereof and applications therefore; trade secrets, software (whether in source code or object code), firmware, mask works, programs, inventions, discoveries, proprietary processes, and items of proprietary know-how, information, data or intellectual property, proprietary prospect lists, customer lists, projections, analyses, and market studies; and licenses, sublicenses, assignments, and agreements in respect of any of the foregoing (the "Intellectual Property"), documentation thereof and the goodwill associated therewith and the right and power to assert, defend and recover title thereto in the same manner and to the same extent as Seller could or could cause to he done if the transactions contemplated hereby did not occur, and the right to recover for past damages on account of the infringement, misuse, or theft thereof. (vi) All records, including business, computer, engineering, and other records, and all associated documents, discs, tapes, and other storage or recordkeeping media of Seller prepared or held in connection with the Business, including but not limited to all sales data, customer lists, accounts, bids, contracts, supplier records, and other data and information of the Business, excluding corporate minute books of Seller;

(vii) All rights and claims against others under contracts; and

(viii) All other claims against others, rights, and choses in action, liquidated or unliquidated, of Seller arising from the Business, including those arising under insurance policies.

2.2 CONSIDERATION. The consideration to be paid by Buyer to Seller shall be as follows:

Buyer has effected a forward split of 826.67 shares for every one share of Tribeka Tek, Inc. outstanding, bringing the outstanding shares from 1500 to 1,240,000.

Upon Closing Buyer will deliver 2,760,000 restricted shares to shareholders of NYN International LLC., to be designated by Seller and authorized the Name change from Tribeka Tek, Inc. to VGTel, Inc.

Buyer appointed Ron Kallus as CEO, Chairman and Treasurer, and Israel Hason as VP Marketing & Director and Niva Kallus as Secretary. Ethel Schwartz and Hyman Schwartz resigned as officers and directors.

Buyer undertakes to conduct best efforts to prepare all of the necessary filings and due diligence for filing an SB-2 with the SEC. Once effective, buyer shall arrange with market maker for filing an A-211 and shall be responsible for coordinating all of the steps necessary to submit the appropriate information to the NASD.

2.3 CLOSING. The Closing shall take place at 12:00 p.m. on the Closing Date via email and fax communication.

ARTICLE III. REPRESENTATIONS AND WARRANTIES OF SELLER

Seller hereby make the following representations and warranties, each of which is true and correct on the date hereof and each of which shall be true and correct on the Closing Date and shall survive the Closing Date and the transactions contemplated hereby.

3.1 CORPORATE EXISTENCE AND POWER OF SELLER. Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Texas. Except as set forth on the attached Schedules, Seller has the corporate power and authority to own and use its assets and to transact the business in which it is engaged, holds all franchises, licenses and permits necessary and required therefore, is duly licensed or qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such license or qualification is required. Seller has the corporate power to enter into this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby.

3.2 APPROVAL AND ENFORCEABILITY OF AGREEMENT. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized, approved and ratified by all necessary action on the part of Seller. Certified copies of all required resolutions, authorizations, consents, approvals and/or ratifications have been provided to Buyer and no such resolution, authorization, consent or approval has been altered, amended, rescinded, repealed or revoked. Seller has full authority to enter into and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. Assuming the due execution and delivery hereof by Buyer, this Agreement is the legal, valid and binding obligation of Seller, enforceable against Seller according to its terms.

3.3 UNDISCLOSED LIABILITIES. Seller does not have any liabilities whatsoever, known or unknown, asserted or unasserted, liquidated or unliquidated, accrued, absolute, contingent, or otherwise, and there is no basis for any claim against Seller for any such liability except (a) to the extent set forth in the Financial Statements, or (b) to the extent set forth on Schedule B. ----------

3.4 TAXES. Except as set forth on Schedule B, all tax and information ---------- returns required to be filed by Seller on or prior to the Closing Date with respect to taxes imposed on or assessed to Seller have been or will be timely filed. All amounts shown on each of such returns have been paid or will be paid when due. Any taxes which are to be assumed by Buyer in respect of the Purchased Assets which at the Closing Date are not yet due and owing will be adequately reflected on Schedule B. There are no grounds for the assertion or assessment of -------- - any taxes against Seller, the Purchased Assets or the Business other than those reflected or reserved against on the Financial Statements or Schedule B hereto. ---------- Neither the Purchased Assets nor the Business are encumbered by any liens arising out of any unpaid taxes and there are no grounds for the assertion or assessment of any liens against the Purchased Assets or the Business in respect of any taxes (other than liens for taxes if payment thereof is not yet required, and which are set forth on Schedule B hereto). The transactions contemplated by ---------- this Agreement will not give rise to (i) the creation of any liens against the Purchased Assets or the Business in respect of any taxes or (ii) the assertion of any additional taxes against the Purchased Assets or the Business. There is no action or proceeding or unresolved claim for assessment or collection, pending or threatened, by, or present or expected dispute with, any government authority for assessment or collection from Seller of any taxes of any nature affecting the Purchased Assets or the Business There is no extension or waiver of the period for assertion of any taxes against Seller affecting the Purchased Assets or the Business. None of the Purchased Assets are subject to a tax indemnification agreement.

3.5 PERSONAL PROPERTY - OWNED. Except as set forth on Schedule A ---------- hereto, Seller has good and marketable title to all personal property included in the Purchased Assets, including in each case all personal property reflected in the Financial Statements or acquired after the date thereof (except any personal property subsequently sold in the ordinary course of the Business), free and clear of all liens, claims and encumbrances and there exists no restriction on the use or transfer of such property.

3.6 REAL AND PERSONAL PROPERTY - LEASED TO SELLER. Set forth on Schedule G hereto is a copy of each lease under which Seller is the lessee of --- any real property in connection with the Business, and on Schedule G hereto is a ---------- description of each lease under which Seller is the lessee of any personal property in connection with the Business. Seller has delivered to Buyer a true, correct and complete copy of each lease identified on Schedule G. The premises ---------- or property described in said leases are presently occupied or used by Seller as lessee under the terms of such leases. Except as set forth on Schedule U, all ---------- rentals due under such leases have been paid and there exists no default under the terms of any such leases and no event has occurred which, upon passage of time or the giving of notice, or both, would result in any event of default or prevent Seller from exercising and obtaining the benefits of any rights or options contained therein. Seller has all right, title and interest of the lessee under the terms of said leases, free of all liens and all such leases are valid and in fill force and effect. Except as set forth on Schedule 0, no ---------- consent is necessary for the assignment to Buyer of such leases under which Seller is lessee, Upon the Closing, Buyer will have all right, title and interest of the lessee under the terms of such leases, free of all liens. There is no default or basis for acceleration or termination under, nor has any event occurred nor does any condition exist which, with the passage of time or the giving of notice, or both, would constitute a default or basis for acceleration under any underlying lease, agreement, mortgage or deed of trust which default or basis for acceleration would adversely affect any lease described on Schedules U or the property or use of the property covered by such lease. --- Subject to any consent required of a lessor as set forth on Schedule U, there ---------- will be no default or basis for acceleration under any such underlying lease, agreement, mortgage or deed of trust as a result of the transactions provided for in this Agreement.

3.7 INTELLECTUAL PROPERTY.

(a) Schedule H contains a true, complete and accurate list of all ---------- Seller's Intellectual Property.

3.8 NECESSARY PROPERTY AND TRANSFER OF PURCHASED ASSETS. The Purchased Assets constitute all of Seller's property and property rights now used, useful or necessary for the conduct of the Business in the manner and to the extent presently conducted and planned by Seller. No such assets or property are in the possession of others and Seller holds no property on consignment. No consent is necessary to, and there exists no restriction on, the transfer of any of the Purchased Assets. There exists no condition, restriction or reservation affecting the title to or utility of the Purchased Assets or Assumed Liabilities which would prevent Buyer from occupying or utilizing the Purchased Assets or enforcing the rights under the Assumed Liabilities, or any part thereof to the same full extent that Seller might continue to do so if the sale and transfer contemplated hereby did not take place.

Upon the Closing, good and marketable title to the Purchased Assets and the rights under the Assumed Liabilities shall be vested in Buyer free and clear of all liens, claims and encumbrances.

3.9 USE AND CONDITION OF PROPERTY. Seller shall take all action necessary to provide to Buyer the benefit of all manufacturer's warranties and maintenance contracts covering equipment included in the Purchased Assets, to the extent that such warranties exist and are in the possession of the Seller. Seller has taken no action nor has Seller failed to take any action that might nullify or release any such manufacturer from any liabilities under such warranties or maintenance contracts.

EXCEPT AS PROVIDED HEREIN, NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, IS MADE WITH RESPECT TO THE CONDITION OR FITNESS FOR A PURPOSE OR PARTICULAR USE OF THE ASSETS INCLUDED IN THE PURCHASED ASSETS, IT BEING UNDERSTOOD THAT SUCH ASSETS ARE ACQUIRED OR PURCHASED BY BUYER IN AN "AS IS" CONDITION.

3.10 LICENSES AND PERMITS. Set forth on Schedule Ehereto is a ---------- description of each license or permit held or pending for the Seller, which licenses or permits are required for the conduct of the Business together with the name of the government agency or entity that issues such license or permit. Such licenses and permits are valid and in full force and effect or are pending, as indicated on Schedule E. Except as noted on Schedule E, such licenses and ---------- ---------- permits are freely transferable by Seller, and upon Closing, Buyer will have the right, title and interest of the holder thereof.

3.11 CONTRACTS-DISCLOSURE. Set forth on Schedule Fis a list of all ---------- contracts of Seller. Each contract is a valid and binding obligation of the parties thereto, enforceable in accordance with its terms, and in full force and effect. No party to any contract is in breach or violation thereof or default thereunder. No event has occurred which, through the passage of time or the giving of notice, or both, would constitute, and neither the execution of this Agreement nor the Closing do or will constitute or result in, a breach or violation of or default under any contract, or would cause the acceleration of any obligation of any party thereto or the creation of a lien upon any Purchased Asset. Each such contract will be duly assigned to Buyer on the Closing Date and upon such assignment, Buyer will acquire all right, title and interest of Seller in and to such contract and will be substituted for Seller under the terms of such contract. Except as set forth on Schedule F, no consent is required for ---------- such assignment.

3.12 NO BREACH OF LAW OR GOVERNING DOCUMENTS. Except as set forth on Schedule E Seller has complied with and is not in default under or in breach or -------- violation of any applicable law' of any government body, or the provisions of any franchise or license, or in default under or in breach or violation of any provision of its articles or certificate of incorporation or its bylaws. Neither the execution of this Agreement nor the Closing will constitute or result in any such default, breach or violation. No government permits or consents are necessary to effect the transactions contemplated hereby.

3.13 LITIGATION AND ARBITRATION. Except as set forth on Schedule I ---------- hereto, there is no suit, claim, action or proceeding now pending or, to the best knowledge of Seller, its officers and directors, threatened before any court, grand jury, administrative or regulatory body, government agency, arbitration or mediation panel or similar body, nor are there any grounds therefore, to which Seller, officers or directors is a party or which may result in any judgment, order, decree, liability, award or other determination which will, or could, individually or in the aggregate, result in a Material Adverse Change. No such judgment, order, decree or award has been entered against Seller nor has any such liability been incurred which has, or could have, such effect. There is no claim, action or proceeding now pending or threatened before any court, grand jury, administrative or regulatory body, government agency, arbitration or mediation panel or similar body which will, or could, prevent or hamper the consummation of the transactions contemplated by this Agreement, Seller, its officers and directors are not now nor have been threatened or subject to, and there are no grounds for, any suit, claim, litigation, proceeding (administrative, judicial, or in arbitration, mediation or alternative dispute resolution), government or grand jury investigation, or other action or order, writ, injunction, or decree of any court or other Government relating to personal injury, death, or property or economic damage arising from products of the Seller.

3.14 INDEBTEDNESS TO AND FROM OFFICERS, DIRECTORS AND OTHERS. Except as set forth on Schedule B, (a) Seller is not indebted to any shareholder, ---------- director, officer, employee or agent of Seller except for amounts due as normal salaries, wages and bonuses and in reimbursement of ordinary expenses on a current basis and (b) no shareholder, director, officer, employee or agent of Seller is indebted to Seller except for advancements for ordinary business expenses in a normal amount.

3.15 LABOR AGREEMENTS AND EMPLOYMENT AGREEMENTS. Except as set forth on Schedule F, Seller is not a party to (a) any union collective bargaining, works ---------- council, or similar agreement or arrangement, or (b) any written or oral employment agreement. True, correct and complete copies of all documents creating or evidencing any agreement or arrangement listed on Schedule F have ---------- been delivered to Buyer. Seller is in compliance in all material respects with all laws respecting employment conditions and practices, has withheld and paid all amounts required by applicable law to be withheld from the wages and salaries of its employees, and is not liable for any arrears of wages or any taxes (other than wages and taxes that have not become due or payable) or penalties for failure to comply with any of the foregoing,

3.16 EMPLOYEE BENEFIT PLANS. Except as set forth on Schedule I, Seller has ---------- no pension, thrift, savings, profit sharing, retirement, incentive bonus or other bonus, medical, dental, life, accident insurance, benefit, employee welfare, disability, group insurance, stock appreciation, stock option, executive or deferred compensation, hospitalization or other similar fringe or employee benefit plans, programs or arrangements. Each such employee plan or agreement has been furnished to Buyer. Seller is in compliance with all provisions of the Employee Retirement Security Act of 1934, as amended ("ERJSA"). Buyer is not required under ERJSA or the Internal Revenue Code of 1986, as amended (the "Code") to establish, maintain or continue any employee plan agreement maintained by Seller. The consummation of the transactions contemplated by this Agreement will not (A) entitle any current or former employee of Seller to severance pay, unemployment compensation or any other payment, (B) accelerate the time of payment or vesting, or increase the amount of compensation due to any such employee or former employee, (C) result in any prohibited transaction described in Section 406 of ERISA or Section 4975 of the Code for which an exemption is not available, or (D) give rise to the payment of any amount that would not be deductible pursuant to the terms of Section 280G of the Code.

3.17 INSURANCE POLICIES. Set forth on Schedule A hereto is a list of ---------- all insurance policies and bonds in force covering or relating to the Purchased Assets or the Business. Policies thereon described evidence insurance in such amounts and against such risks and losses as are generally maintained with respect to comparable businesses and properties.

3.18 BROKER'S FEES. Seller has not retained any broker, finder or agent or agreed to pay any broker's fees, finder's fees or commissions with respect to the transactions contemplated by this Agreement.

3.19 BOOKS AND RECORDS. The books of account, stock record books and minute books and other corporate records of Seller are in all material respects complete and correct, have been maintained in accordance with good business practices and the matters contained therein are accurately reflected on the Financial Statements. The minute books and stock books of Seller have been made available to Buyer and are correct and complete to the date hereof

3.20 DISCLOSURE. No representation or warranty of Seller herein and no statement, information or certificate furnished or to be furnished by or on behalf of Seller pursuant hereto or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.

ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer hereby makes the following representations and warranties each of which is true and correct on the date hereof and each of which shall be true and correct on the Closing Date and shall survive the Closing Date and the sale contemplated hereby,

4.1 CORPORATE EXISTENCE OF BUYER. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of New York. Buyer has the corporate power and authority to own and use its properties and to transact the business in which it is engaged. As of the date hereof, "TTI" is qualified to do business in New York. "TTI" does not own any shares of capital stock or other interest in any corporation, partnership, association or other entity.

4.2 APPROVAL OF AGREEMENT. THE EXECUTION AND delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized, approved and ratified by all necessary action on the part of Buyer. Copies of all required resolutions, authorizations, consents, approvals and/or ratifications have been provided to Seller and no such resolution, authorization, consent or approval has been altered, amended, rescinded, repealed or revoked. Buyer has full authority to enter into and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. Assuming the due execution and delivery hereof by Seller, this Agreement is the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms,

4.3 NO BREACH OF ARTICLES OR INDENTURES. The execution of this Agreement and the consummation of the transactions contemplated hereby has not and will not constitute or result in the breach of any of the provisions of, or constitute a default under, the operating agreement of Buyer, or any material indenture, evidence of indebtedness or other commitment to which Buyer is a party or by which it is bound, which breach of default would have a material adverse effect on the consummation of the transactions contemplated by this Agreement.

4.4 BROKER'S FEES. Buyer has not retained any broker, finder or agent or agreed to pay any broker's fees, finder's fees or commissions with respect to the transactions contemplated by this Agreement.

4.5 CAPITALIZATION. The number of authorized, issued and outstanding shares of Company Stock as of the date hereof is 200,000,000. The number of Shares issued and outstanding following the issuance and cancellations outlined in Paragraph
2.3 shall be:

An aggregate of 4,000,000 Common Shares issued. No Preferred Shares have been issued to date.

4.6 FINANCIAL STATEMENTS. The Financial Documents contain the (i) audited balance sheets of "TTI" as of December 30 , 2004, and December 30, 2005 (including the notes thereto), and the related statements of operations, cash flows and shareholders' equity (deficit) for each of the years then ended, and The "TTI" Financial Statements fairly present the financial condition and the results of operations, changes in stockholders' equity and cash flows of "TTI" at the respective dates of and for the periods referred to in the "TTI" Financial Statements, which were prepared in conformity with GAAP, consistently applied.

FINANCIAL STATEMENT COMPLIANCE. "TTI"s Financial Statements have been prepared in accordance with Regulation S-X or S-B, as applicable, adopted under the 1934 Act, for the periods specified.

ARTICLE V. CLOSING

5.1 DELIVERIES BY SELLER. On the Closing Date, Seller shall deliver or cause to be delivered the following to Buyer:

(a) Bill of Sale. Seller shall deliver a Bill of Sale in form and ------- ---- substance as attached hereto as Schedule K, and any other necessary or ---------- appropriate documents conveying to Buyer good and marketable title to the Purchased Assets; and

(b) Assignment and Assumption Agreement. Seller shall deliver an ------------------------------------ Assignment and Assumption Agreement in form and substance as attached hereto as Schedule L, with related consents, if any are so required. ----------

5.2 DELIVERIES BY BUYER ON THE Closing Date, Buyer shall deliver, or cause to be delivered to Seller:

(a) Payment of Purchase Price. Seller shall receive from Buyer the ---------- -------------- Purchase Price and the Assignment and Assumption Agreement, duly executed by Buyer.

(b) Member's Interest. One or more certificates representing the ----------------- Member's Interests described in Section 2.3(c).

(c) Employment Contract. Buyer shall have executed separate employment -------------------- agreements with [IF APPLICABLE] in form and substance as set forth in Schedule M ----------

ARTICLE VI. INDEMNIFICATION

6.1 INDEMNIFICATION OF BUYER. Seller hereby agrees to indemnify and hold Buyer, its shareholders, directors, officers, employees, Affiliates, successors, assigns and agents of each of them (collectively, the "Indemnified Parties") harmless from, against and in respect of, and waives any claim for contribution or indemnity with respect to, any and all claims, losses, damages, liabilities, expenses or costs ("Losses"), plus reasonable attorneys' fees and expenses incurred in connection with Losses and/or enforcement of this Agreement, plus interest from the date incurred through the date of payment at the prime lending rate as published in the Wall Street Journal from time to time prevailing (in all, "Indemnified Losses") incurred or to be incurred by any of them (a) to the extent resulting from or arising out of, or alleged to result from or arise out of, any breach or violation of the representations, warranties, covenants or agreements of Seller contained in this Agreement, or in any exhibit, statement, schedule, certificate, instrument or document delivered pursuant hereto, including provisions of this Article VII, and (b) to the extent resulting from or arising out of, or alleged to result from or arise out of, any liability or obligation of Seller not expressly assumed by Buyer hereunder.

6.2 INDEMNIFICATION OF SELLER. Buyer hereby agrees to indemnify and hold Seller, its shareholders, directors, officers, employees, Affiliates, successors, assigns and agents of each of them (collectively, the "Indemnified Parties") harmless from, against and in respect of, and waives any claim for contribution or indemnity with respect to, any and all claims, losses, damages, liabilities, expenses or costs ("Losses"), plus reasonable attorneys' fees and expenses incurred in connection with Losses and/or enforcement of this Agreement, plus interest from the date incurred through the date of payment at the prime lending rate as published in the Wall Street Journal from time to time prevailing (in all, "Indemnified Losses") incurred or to be incurred by any of them to the extent resulting from or arising out of, or alleged to result from or arise out of, any breach or violation of the representations, warranties, covenants or agreements of Buyer contained in this Agreement, or in any exhibit, statement, schedule, certificate, instrument or document delivered pursuant hereto.

6.3 PARTICIPATION IN LITIGATION. In the event any suit or other proceeding is initiated against an Indemnified Party with respect to which Buyer alleges Seller is or may be obligated to indemnify an Indemnified Party hereunder, Seller shall be entitled to participate in such suit or proceeding, at its expense and by counsel of its choosing, provided that (a) such counsel is reasonably satisfactory to Buyer, and (b) Buyer shall retain primary control over such suit or proceeding. Such counsel shall be afforded access to all information pertinent to the suit or proceeding in question. Buyer shall not settle or otherwise compromise any such suit or proceeding without the prior consent of Seller, which consent shall not be unreasonably withheld, if the effect of such settlement or compromise would be to impose liability on Seller, hereunder.

6.4 CLAIMS PROCEDURE. In the event from time to time Buyer believes that it or any other Indemnified Party has or will suffer any Losses for which Seller is obligated to indemnify it hereunder, it shall promptly notify Seller in writing of the matter, specifying therein the reason why Buyer believes that Seller is or will be obligated to indemnify, the amount, if liquidated, to be indemnified, and the basis on which Buyer has calculated such amount; if not yet liquidated, the notice shall so state; provided, however, that the right of a person to be indemnified hereunder shall not be adversely affected by a failure to give such notice unless, and then only to the extent that, an Indemnifying Party is prejudiced thereby. Seller shall pay any amount to be indemnified hereunder not more than five days after receipt of notice from Buyer of the liquidated amount to be indemnified.



ARTICLE VII. DISPUTE RESOLUTION

7.1 SCOPE; INITIATION. Resolution of any and all disputes arising from or in connection with this Agreement, whether based on contract, tort, statute or otherwise, including, disputes over arbitrability or disputes in connection with claims by third persons ("Disputes") shall be exclusively governed by and settled in accordance with the provisions of this Article VII provided, that the foregoing shall not preclude equitable or other judicial relief to enforce the provisions hereof or to preserve the status quo pending resolution of Disputes hereunder; and provided further that resolution of Disputes with respect to claims by third persons shall be deferred until any judicial proceedings with respect thereto are concluded. Either Party to this Agreement may commence proceedings hereunder by delivery of written notice providing a reasonable description of the Dispute to the other, including a reference to this Article VII (the "Dispute Notice").

7.2 ARBITRATION. Arbitration shall be the sole and exclusive remedy for any dispute, claim, or controversy of any kind or nature arising out of, related to, or connected with this Agreement and the arbitration shall be governed by and conducted in accordance with the Arbitration Agreement attached hereto and incorporated herein by reference as Schedule N. ----------

ARTICLE VLLL 8.3 OFFICERS & BOARD OF DIRECTORS:

As of the date of this agreement, the Officers & Directors shall be:

OFFICERS & DIRECTORS:

CHAIRMAN & CEO & TREASURER - RON KALLUS, NIVA KALLUS SECRETARY, DIRECTOR ISRAEL HASON, DIRCTOR



RESIGNING OFFICERS AND DIRECTORS

ETHEL SCHWARTZ HYMAN SCHWARTZ







ARTICLE VLX. MISCELLANEOUS

9.1 ASSIGNMENT; BINDING AGREEMENT. Neither this Agreement nor any of Buyer's or Sellers rights or obligations hereunder may be assigned without the other Party's prior written consent. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and to their respective successors and permitted assigns Nothing in this Agreement, express or implied, is intended to confer upon any person other than the Parties and their respective successors and permitted assigns, any tights, remedies or obligations under or by reason of this Agreement.

9.2 NON-DISCLOSURE OF INFORMATION. Seller expressly covenants and agrees that it will not at any time, directly or indirectly, on any basis for any reason, use or permit third parties within their control or authority or under their supervision to use any trade secrets, confidential information or proprietary information of, or relating to, the Business ("Confidential Information"), other than in furtherance of the Business Confidential Information shall include, without limitation, data and other information relating to any of such party's processes, apparatus, products, software, packages, programs, trends in research, product development techniques or plans, research and development programs and plans or any works and all secrets, customer lists lists of haulers and carters, lists of employees, sales representatives and their territories, mailing lists, details of consultant contracts, pricing policies, operational methods, marketing plans or strategies, business acquisition plans, new personnel acquisition plans, designs and design projects and other confidential business affairs concerning the Buyer and the Buyer's business~ Seller, Buyer or any Affiliate of Seller or Buyer, whether for its own account or otherwise, and will not divulge such Confidential Information to any Person other than in furtherance of this Business. Seller shall not be prohibited from divulging information deemed to be a trade secret or confidential or proprietary information of the Business; (i) if the specific item of information becomes generally available to the public without violation of this Agreement or any other confidentiality agreement among or between Buyer and Seller, or (ii) if such disclosure is compelled by law, in which event Seller agrees to give Buyer prior written notice of any disclosure to be made pursuant to this subsection
(ii), and Seller, at Buyer's expense, shall cooperate fully with Buyer to obtain protective orders, confidential treatment or other such protective action as may be available to preserve the confidentiality of the information required to be disclosed.

9.3 REMEDIES. Nothing contained herein is intended to or shall be construed to limit the remedies which either party may have against the other in the event of a breach of or default under this Agreement, it being intended that any remedies shall be cumulative and not exclusive.

9.4 ENTIRE AGREEMENT, MODIFICATION AND WAIVER. This Agreement, including the Schedules attached hereto and the documents delivered pursuant hereto, constitutes the entire agreement between the parties. No changes of, modifications of, or additions to this Agreement shall be valid unless the same shall be in writing and signed by all parties hereto. No action taken pursuant to this Agreement, including any investigation by or on behalf of any Party, shall be deemed to constitute a waiver by the Party taking the action of compliance by the other Party with any representation, warranty, covenant or agreement contained herein or in any document delivered pursuant hereto. The waiver by any party hereto of any condition or of a breach of another provision hereof shall not operate or be construed as a waiver of any other condition or subsequent breach. The waiver by any party of any of the conditions precedent to its obligations under this Agreement shall not preclude it for seeking redress for breach of this Agreement other than with respect to the condition so waived.

9.5 SEVERABILITY. If any provision of this Agreement shall be determined to be contrary to law and unenforceable by any court of law, the remaining provisions shall be severable and enforceable in accordance with their terms,

9.6 COUNTERPARTS. This Agreement may be executed in one or more identical counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

9.7 HEADINGS INTERPRETATION. The table of contents and article and section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of the Agreement. Both parties have participated substantially in the negotiation and drafting of this Agreement and each party hereby disclaims any defense or assertion in any litigation or arbitration that any ambiguity herein should be construed against the draftsman.

9.8 GOVERNING LAW. This Agreement shall be construed and interpreted according to the Laws of the State of New York, without regard to its principles of conflicts of laws. Any proceeding brought by the parties to this Agreement shall be brought in the Courts of the State of New York.

9.9 PAYMENT OF TAXES, FEES AND EXPENSES. Each party hereto shall pay all fees and expenses of such party's respective counsel, accountants and other experts and all other expenses incurred by such party incident to the negotiation, preparation and execution of this Agreement and the consummation of the transaction contemplated hereby, including any finder's or brokerage fees. Seller shall be solely liable for any and all taxes imposed on Seller as a result of the transactions or otherwise arising from this Agreement.

9.10 NOTICES. Any notice, demand or communication required, permitted or desired to be given hereunder shall be in writing and shall be deemed effectively given when personally delivered, delivered by facsimile or other electronic means (including telecopy and telex) or overnight courier, or five (5) days after being deposited in the United States mail, postage prepaid, certified or registered, return receipt required. All notices shall be addressed as follows:

If to Buyer: If to Seller:

Tribeka Tek, Inc. NYN International LLC. 1510 51 St. 2303 South Blvd., Brooklyn, NY 11219 Houston, Tx. 77098.





Any such notice shall be effective upon: (i) receipt if delivered by facsimile transmission or overnight or other courier service, or (ii) if mailed, five (5) days after deposit with the U.S. Postal Service or the date of delivery as shown on the return receipt therefore. Either Party may change the address to which notices are to be addressed by giving the other Party notice in the manner herein set forth.

9.11 FURTHER ACTS. Buyer and Seller shall, without further consideration, execute and deliver such further instruments and documents and do such other acts and things as the other may reasonably request in order to confirm the transactions contemplated by this Agreement. Without limiting the foregoing, Seller shall deliver to Buyer any and all checks, drafts or other forms of payment received in respect of any of the Accounts Receivable acquired by Buyer pursuant to the terms of this Agreement and any of the Accounts Receivable subsequent to the Closing Date derived from the operations of the Business after the Effective Time.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the day and year first above written.

BUYER:

TRIBEKA TEK, INC.



By-/s/ Ethel Schwartz, President



SELLER: NYN International LLC.

By-_ /s/ Ron Kallus, President

TABLE OF SCHEDULES

SCHEDULE A Purchased Assets, Purchased Assets - Required Consents, Personal Property Owned, Excluded Assets, Insurance Policies.

1. Assignment of Provisional Patent Docket # NYN002 2. Assignment of Reciprocal Enhanced Services International Agreement with Novolink Management LLC. 3. Assignment of Agreement with Kanaga Network Solutions 4. Assignment of Agreement with Platin

SCHEDULE B Assumed Liabilities, Assumed Liabilities - Required Consents, Undisclosed Liabilities, Taxes Owing, Outstanding Liens, Indebtedness to and from Officers, Directors and Others

NONE

SCHEDULE C Intentionally Blank

SCHEDULE D Intentionally Blank

SCHEDULE E Licenses and Permits, Required Consents

SCHEDULE F Contracts, Contracts - Required Consents, Employment Agreements 1. Assignment of Reciprocal Enhanced Services International Agreement with Novolink Management LLC. 2. Assignment of Agreement with Kanaga Network Solutions 3 Assignment of Agreement with Platin



SCHEDULE G Rental Due, Leases Subject to Consent for Assignment t to Buyer

SCHEDULE H Intellectual Property

1. Assignment of Provisional Patent Docket # NYN002

SCHEDULE I Pending Litigation and Arbitration

SCHEDULE J Employee Benefit Plans NONE

SCHEDULE K Bill of Sale

SCHEDULE L Assignment and Assumption Agreement

SCHEDULE M Employment Agreements NONE

SCHEDULE N Arbitration Agreement



BILL OF SALE & ASSIGNMENT AND ASSUMPTION AGREEMENT

This Bill of Sale and Assignment and Assumption Agreement (this "Assignment and Assumption") is made as of January 18, 2006 between NYN International LLC ("Seller/ Transferor"), and the Buyer, Tribeka Tek, Inc.

This Assignment and Assumption Agreement is entered into pursuant to, and is subject to, the Asset Purchase Agreement dated as of January 18, 2006 by and between Seller and Purchaser (the "Agreement").

This Assignment and Assumption Agreement shall have the meanings given to such terms in the Asset Purchase Agreement. In consideration of the foregoing premises, all of the Assets and described in Schedule A-N of the Asset Purchase Agreement and sufficiency of which are hereby acknowledged, Seller does hereby sell, Sell , assign and convey unto Buyer, its successors and assigns, all of the Assets, and Buyer does not assume any liabilities. No provisions set forth in this Assignment and Assumption shall be deemed to enlarge, alter or amend the terms and provisions of the Asset Purchase Agreement. In the event of any conflict between the provisions of this Assignment and Assumption and the provisions of the Asset Purchase Agreement, the Asset Purchase Agreement shall control.

This Assignment and Assumption is made solely for the benefit of Seller and Purchaser and no third party shall have any right to enforce its terms or to rely on it. This instrument and the rights of the parties under it shall be governed by and construed in accordance with laws of the State of New York without regard to its conflicts of laws rules.

This Assignment and Assumption may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Assignment and Assumption effective as of the date first written above.

SIGNATURE PAGES

SELLER

NYN INTERNATIONAL LLC

RON KALLUS, /s/ PRESIDENT

BUYER

TRIBEKA TEK, INC.

ETHEL SCHWARTZ_/s/PRESIDENT



































ARBITRATION AGREEMENT

THIS AGREEMENT ("Arbitration Agreement") between the parties that are signatory to an Asset Purchase Agreement , a copy of which is/are attached hereto as Exhibit A (each individually referred to herein as a "party" or collectively referred to herein as the "parties").

WITNESSETH

A. WHEREAS, the parties have entered into certain written agreements in connection with a transaction where Tribeka Tek, Inc. is purchasing all of the assets and intellectual properties of VGTel from NYN International LLC.

B. WHEREAS, the parties wish to provide arbitration as the sole remedy for resolution of any dispute, claim or controversy of any kind or nature arising out of or relating to the breach, termination, or validity of such written agreements, except as specified herein:

NOW THEREFORE, in consideration of the foregoing recitals, the mutual covenants contained herein, and other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Exclusive Remedy.

Arbitration shall be the sole and exclusive remedy for any dispute, claim or controversy of any kind or nature (a "Claim") arising out of or relating to the breach, termination or validity of any the agreements (the "Agreements") entered into by the parties hereto and identified in the attached Exhibit A

2. Claims not Subject to Arbitration.

This Agreement does not apply to (a) any legal action by the parties seeking injunctive relief for breach or enforcement of any provision in any of the Agreements which would cause the complaining party or parties irreparable harm and for which there is no adequate remedy at law and (b) any agreement, provision or undertaking that provides it is not subject to arbitration.

3. Procedure.

Any Claim submitted to arbitration shall be decided by a single neutral arbitrator (the "Arbitrator"). The parties to the arbitration shall mutually select the Arbitrator not later than forty-five (45) days after service of the demand for arbitration. If the parties for any reason do not mutually select the Arbitrator within the forty-five (45) day period, then any party may apply to a court of competent jurisdiction as noted in paragraph 4 below, to appoint a retired judge as the Arbitrator. The parties agree that arbitration shall be conducted in accordance with the commercial arbitration rules then in effect of the American Arbitration Association.

The Arbitrator shall apply the substantive federal, state, or local laws of the County and City of New York, Borough of Manhattan and of the United States District Court for the Southern District of New York, applicable to any Claim submitted to arbitration. In ruling on any such Claim, the Arbitrator shall have the authority to award only such remedies or forms of relief as are provided for under the substantive law governing such Claim, but in any event, the Arbitrator shall not award any punitive, exemplary or consequential damages. The award entered by the Arbitrator shall be final and binding on all parties participating in the arbitration.

4. Consent to Jurisdiction

The parties consent to the jurisdiction of the Supreme Court of the State, County and city of New York, Borough of Manhattan and of the United States District Court of the Southern District of the Sate of New York for the arbitration proceedings and to enforce the judgment of the award in such arbitration proceedings, but not otherwise. The parties may bring an action in any such court to compel arbitration in accordance with the terms of this Arbitration Agreement.

5. Costs

Any fees and costs incurred in the arbitration will be shared equally by the parties participating in the arbitration, except that the Arbitrator may reallocate such fees among such parties if the Arbitrator determines that an equal allocation would impose an unreasonable financial burden on any one or more parties.

The parties shall be responsible for their own attorneys' fees and costs, except that the Arbitrator shall have the authority to award attorneys' fees and costs to the prevailing party iii accordance with the applicable law governing the dispute.

6. Interpretation.

The Arbitrator, and not any federal or state court, shall have the exclusive authority to resolve any issue relating to the interpretation, formation or enforceability of this Agreement, or any issue relating to whether a Claim is subject to arbitration under this Arbitration Agreement



IN WITNESS WHEREOF, this Agreement has been entered into by the parties as of January18, 2006.

BUYER: SELLER:

Tribeka Tek, Inc. NYN International LLC

_ By /s/ Ethel Schwartz, President By /s/ By Ron Kallus, President





ASSET PURCHASE AGREEMENT

This ASSET PURCHASE AGREEMENT (the "Agreement") is made effective as of this18th day of January 2006 by and among TRIBEKA TEK, INC. (""TTI" or "Buyer"), a corporation with the principal office located at 1510 51 St., Brooklyn, NY 11219, and NYN International LLC. ("NYN" or "Seller") Texas Corporation located at 2303 South Blvd., Houston, Tx. 77098.

RECITALS

A. Buyer desires to purchase from Seller the Purchased Assets on the following terms and conditions; and

B. Seller desires to sell to Buyer the Purchased Assets on the following terms and conditions.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants, representations, warranties, conditions, and agreements hereinafter expressed, the Parties agree as follows:

ARTICLE I. DEFINITIONS

In addition to those capitalized terms defined throughout this Agreement, the following terms shall have the meanings ascribed to them here below:

1.1 "CLOSING" means the consummation of the transactions contemplated by this Agreement.

1.2 "CLOSING DATE" MEANS THE date hereof, or such later mutually agreeable date within ten (10) days of the date hereof as the Parties may designate in writing.

1.3 "EFFECTIVE TIME" means the effective time of the Closing, which shall be as of 11:59 p.m. on the day preceding the Closing Date.

1.4 "PERSON" means any natural person, any corporation, partnership, limited liability company, limited liability partnership, joint venture, association, company, or other legal entity, and any Government.







ARTICLE II.

PURCHASE AND SALE OF PURCHASED ASSETS

2.1 ASSETS TO BE PURCHASED.

(a) Subject to the terms and conditions hereof on the Closing Date, and as of the Effective Time, Seller shall sell to Buyer, free and clear of all liens, claims, restrictions or encumbrances of any kind, unless otherwise provided herein, all assets and property and associated rights and interests, real, personal, and mixed, tangible and intangible, of whatever kind, owned, used or held for use by Seller (the "Purchased Assets") in connection with the business and operations of Seller (the "Business"). Without limiting the generality of the foregoing, the Purchased Assets include the following items:

(i) All assets reflected and/or described on the asset list attached as Schedule -------- A;

(ii) All accounts receivable of Seller in connection with the Business;

(iii) All contracts of Seller with customers, all contracts for the leasing of equipment by Seller and all of Seller's software licenses or other intellectual property licenses;

(iv) All permits, approvals, licenses and certifications issued to Seller by any government authority or by a private testing or certifying authority in connection with the Business, to the extent assignable under the terms thereof and applicable law;

(v) All patents, trademarks, service marks, trade names, corporate names, copyrights, and copyrighted works; registrations thereof and applications therefore; trade secrets, software (whether in source code or object code), firmware, mask works, programs, inventions, discoveries, proprietary processes, and items of proprietary know-how, information, data or intellectual property, proprietary prospect lists, customer lists, projections, analyses, and market studies; and licenses, sublicenses, assignments, and agreements in respect of any of the foregoing (the "Intellectual Property"), documentation thereof and the goodwill associated therewith and the right and power to assert, defend and recover title thereto in the same manner and to the same extent as Seller could or could cause to he done if the transactions contemplated hereby did not occur, and the right to recover for past damages on account of the infringement, misuse, or theft thereof. (vi) All records, including business, computer, engineering, and other records, and all associated documents, discs, tapes, and other storage or recordkeeping media of Seller prepared or held in connection with the Business, including but not limited to all sales data, customer lists, accounts, bids, contracts, supplier records, and other data and information of the Business, excluding corporate minute books of Seller;

(vii) All rights and claims against others under contracts; and

(viii) All other claims against others, rights, and choses in action, liquidated or unliquidated, of Seller arising from the Business, including those arising under insurance policies.

2.2 CONSIDERATION. The consideration to be paid by Buyer to Seller shall be as follows:

Buyer has effected a forward split of 826.67 shares for every one share of Tribeka Tek, Inc. outstanding, bringing the outstanding shares from 1500 to 1,240,000.

Upon Closing Buyer will deliver 2,760,000 restricted shares to shareholders of NYN International LLC., to be designated by Seller and authorized the Name change from Tribeka Tek, Inc. to VGTel, Inc.

Buyer appointed Ron Kallus as CEO, Chairman and Treasurer, and Israel Hason as VP Marketing & Director and Niva Kallus as Secretary. Ethel Schwartz and Hyman Schwartz resigned as officers and directors.

Buyer undertakes to conduct best efforts to prepare all of the necessary filings and due diligence for filing an SB-2 with the SEC. Once effective, buyer shall arrange with market maker for filing an A-211 and shall be responsible for coordinating all of the steps necessary to submit the appropriate information to the NASD.

2.3 CLOSING. The Closing shall take place at 12:00 p.m. on the Closing Date via email and fax communication.

ARTICLE III. REPRESENTATIONS AND WARRANTIES OF SELLER

Seller hereby make the following representations and warranties, each of which is true and correct on the date hereof and each of which shall be true and correct on the Closing Date and shall survive the Closing Date and the transactions contemplated hereby.

3.1 CORPORATE EXISTENCE AND POWER OF SELLER. Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Texas. Except as set forth on the attached Schedules, Seller has the corporate power and authority to own and use its assets and to transact the business in which it is engaged, holds all franchises, licenses and permits necessary and required therefore, is duly licensed or qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such license or qualification is required. Seller has the corporate power to enter into this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby.

3.2 APPROVAL AND ENFORCEABILITY OF AGREEMENT. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized, approved and ratified by all necessary action on the part of Seller. Certified copies of all required resolutions, authorizations, consents, approvals and/or ratifications have been provided to Buyer and no such resolution, authorization, consent or approval has been altered, amended, rescinded, repealed or revoked. Seller has full authority to enter into and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. Assuming the due execution and delivery hereof by Buyer, this Agreement is the legal, valid and binding obligation of Seller, enforceable against Seller according to its terms.

3.3 UNDISCLOSED LIABILITIES. Seller does not have any liabilities whatsoever, known or unknown, asserted or unasserted, liquidated or unliquidated, accrued, absolute, contingent, or otherwise, and there is no basis for any claim against Seller for any such liability except (a) to the extent set forth in the Financial Statements, or (b) to the extent set forth on Schedule B. ----------

3.4 TAXES. Except as set forth on Schedule B, all tax and information ---------- returns required to be filed by Seller on or prior to the Closing Date with respect to taxes imposed on or assessed to Seller have been or will be timely filed. All amounts shown on each of such returns have been paid or will be paid when due. Any taxes which are to be assumed by Buyer in respect of the Purchased Assets which at the Closing Date are not yet due and owing will be adequately reflected on Schedule B. There are no grounds for the assertion or assessment of -------- - any taxes against Seller, the Purchased Assets or the Business other than those reflected or reserved against on the Financial Statements or Schedule B hereto. ---------- Neither the Purchased Assets nor the Business are encumbered by any liens arising out of any unpaid taxes and there are no grounds for the assertion or assessment of any liens against the Purchased Assets or the Business in respect of any taxes (other than liens for taxes if payment thereof is not yet required, and which are set forth on Schedule B hereto). The transactions contemplated by ---------- this Agreement will not give rise to (i) the creation of any liens against the Purchased Assets or the Business in respect of any taxes or (ii) the assertion of any additional taxes against the Purchased Assets or the Business. There is no action or proceeding or unresolved claim for assessment or collection, pending or threatened, by, or present or expected dispute with, any government authority for assessment or collection from Seller of any taxes of any nature affecting the Purchased Assets or the Business There is no extension or waiver of the period for assertion of any taxes against Seller affecting the Purchased Assets or the Business. None of the Purchased Assets are subject to a tax indemnification agreement.

3.5 PERSONAL PROPERTY - OWNED. Except as set forth on Schedule A ---------- hereto, Seller has good and marketable title to all personal property included in the Purchased Assets, including in each case all personal property reflected in the Financial Statements or acquired after the date thereof (except any personal property subsequently sold in the ordinary course of the Business), free and clear of all liens, claims and encumbrances and there exists no restriction on the use or transfer of such property.

3.6 REAL AND PERSONAL PROPERTY - LEASED TO SELLER. Set forth on Schedule G hereto is a copy of each lease under which Seller is the lessee of --- any real property in connection with the Business, and on Schedule G hereto is a ---------- description of each lease under which Seller is the lessee of any personal property in connection with the Business. Seller has delivered to Buyer a true, correct and complete copy of each lease identified on Schedule G. The premises ---------- or property described in said leases are presently occupied or used by Seller as lessee under the terms of such leases. Except as set forth on Schedule U, all ---------- rentals due under such leases have been paid and there exists no default under the terms of any such leases and no event has occurred which, upon passage of time or the giving of notice, or both, would result in any event of default or prevent Seller from exercising and obtaining the benefits of any rights or options contained therein. Seller has all right, title and interest of the lessee under the terms of said leases, free of all liens and all such leases are valid and in fill force and effect. Except as set forth on Schedule 0, no ---------- consent is necessary for the assignment to Buyer of such leases under which Seller is lessee, Upon the Closing, Buyer will have all right, title and interest of the lessee under the terms of such leases, free of all liens. There is no default or basis for acceleration or termination under, nor has any event occurred nor does any condition exist which, with the passage of time or the giving of notice, or both, would constitute a default or basis for acceleration under any underlying lease, agreement, mortgage or deed of trust which default or basis for acceleration would adversely affect any lease described on Schedules U or the property or use of the property covered by such lease. --- Subject to any consent required of a lessor as set forth on Schedule U, there ---------- will be no default or basis for acceleration under any such underlying lease, agreement, mortgage or deed of trust as a result of the transactions provided for in this Agreement.

3.7 INTELLECTUAL PROPERTY.

(a) Schedule H contains a true, complete and accurate list of all ---------- Seller's Intellectual Property.

3.8 NECESSARY PROPERTY AND TRANSFER OF PURCHASED ASSETS. The Purchased Assets constitute all of Seller's property and property rights now used, useful or necessary for the conduct of the Business in the manner and to the extent presently conducted and planned by Seller. No such assets or property are in the possession of others and Seller holds no property on consignment. No consent is necessary to, and there exists no restriction on, the transfer of any of the Purchased Assets. There exists no condition, restriction or reservation affecting the title to or utility of the Purchased Assets or Assumed Liabilities which would prevent Buyer from occupying or utilizing the Purchased Assets or enforcing the rights under the Assumed Liabilities, or any part thereof to the same full extent that Seller might continue to do so if the sale and transfer contemplated hereby did not take place.

Upon the Closing, good and marketable title to the Purchased Assets and the rights under the Assumed Liabilities shall be vested in Buyer free and clear of all liens, claims and encumbrances.

3.9 USE AND CONDITION OF PROPERTY. Seller shall take all action necessary to provide to Buyer the benefit of all manufacturer's warranties and maintenance contracts covering equipment included in the Purchased Assets, to the extent that such warranties exist and are in the possession of the Seller. Seller has taken no action nor has Seller failed to take any action that might nullify or release any such manufacturer from any liabilities under such warranties or maintenance contracts.

EXCEPT AS PROVIDED HEREIN, NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, IS MADE WITH RESPECT TO THE CONDITION OR FITNESS FOR A PURPOSE OR PARTICULAR USE OF THE ASSETS INCLUDED IN THE PURCHASED ASSETS, IT BEING UNDERSTOOD THAT SUCH ASSETS ARE ACQUIRED OR PURCHASED BY BUYER IN AN "AS IS" CONDITION.

3.10 LICENSES AND PERMITS. Set forth on Schedule Ehereto is a ---------- description of each license or permit held or pending for the Seller, which licenses or permits are required for the conduct of the Business together with the name of the government agency or entity that issues such license or permit. Such licenses and permits are valid and in full force and effect or are pending, as indicated on Schedule E. Except as noted on Schedule E, such licenses and ---------- ---------- permits are freely transferable by Seller, and upon Closing, Buyer will have the right, title and interest of the holder thereof.

3.11 CONTRACTS-DISCLOSURE. Set forth on Schedule Fis a list of all ---------- contracts of Seller. Each contract is a valid and binding obligation of the parties thereto, enforceable in accordance with its terms, and in full force and effect. No party to any contract is in breach or violation thereof or default thereunder. No event has occurred which, through the passage of time or the giving of notice, or both, would constitute, and neither the execution of this Agreement nor the Closing do or will constitute or result in, a breach or violation of or default under any contract, or would cause the acceleration of any obligation of any party thereto or the creation of a lien upon any Purchased Asset. Each such contract will be duly assigned to Buyer on the Closing Date and upon such assignment, Buyer will acquire all right, title and interest of Seller in and to such contract and will be substituted for Seller under the terms of such contract. Except as set forth on Schedule F, no consent is required for ---------- such assignment.

3.12 NO BREACH OF LAW OR GOVERNING DOCUMENTS. Except as set forth on Schedule E Seller has complied with and is not in default under or in breach or -------- violation of any applicable law' of any government body, or the provisions of any franchise or license, or in default under or in breach or violation of any provision of its articles or certificate of incorporation or its bylaws. Neither the execution of this Agreement nor the Closing will constitute or result in any such default, breach or violation. No government permits or consents are necessary to effect the transactions contemplated hereby.

3.13 LITIGATION AND ARBITRATION. Except as set forth on Schedule I ---------- hereto, there is no suit, claim, action or proceeding now pending or, to the best knowledge of Seller, its officers and directors, threatened before any court, grand jury, administrative or regulatory body, government agency, arbitration or mediation panel or similar body, nor are there any grounds therefore, to which Seller, officers or directors is a party or which may result in any judgment, order, decree, liability, award or other determination which will, or could, individually or in the aggregate, result in a Material Adverse Change. No such judgment, order, decree or award has been entered against Seller nor has any such liability been incurred which has, or could have, such effect. There is no claim, action or proceeding now pending or threatened before any court, grand jury, administrative or regulatory body, government agency, arbitration or mediation panel or similar body which will, or could, prevent or hamper the consummation of the transactions contemplated by this Agreement, Seller, its officers and directors are not now nor have been threatened or subject to, and there are no grounds for, any suit, claim, litigation, proceeding (administrative, judicial, or in arbitration, mediation or alternative dispute resolution), government or grand jury investigation, or other action or order, writ, injunction, or decree of any court or other Government relating to personal injury, death, or property or economic damage arising from products of the Seller.

3.14 INDEBTEDNESS TO AND FROM OFFICERS, DIRECTORS AND OTHERS. Except as set forth on Schedule B, (a) Seller is not indebted to any shareholder, ---------- director, officer, employee or agent of Seller except for amounts due as normal salaries, wages and bonuses and in reimbursement of ordinary expenses on a current basis and (b) no shareholder, director, officer, employee or agent of Seller is indebted to Seller except for advancements for ordinary business expenses in a normal amount.

3.15 LABOR AGREEMENTS AND EMPLOYMENT AGREEMENTS. Except as set forth on Schedule F, Seller is not a party to (a) any union collective bargaining, works ---------- council, or similar agreement or arrangement, or (b) any written or oral employment agreement. True, correct and complete copies of all documents creating or evidencing any agreement or arrangement listed on Schedule F have ---------- been delivered to Buyer. Seller is in compliance in all material respects with all laws respecting employment conditions and practices, has withheld and paid all amounts required by applicable law to be withheld from the wages and salaries of its employees, and is not liable for any arrears of wages or any taxes (other than wages and taxes that have not become due or payable) or penalties for failure to comply with any of the foregoing,

3.16 EMPLOYEE BENEFIT PLANS. Except as set forth on Schedule I, Seller has ---------- no pension, thrift, savings, profit sharing, retirement, incentive bonus or other bonus, medical, dental, life, accident insurance, benefit, employee welfare, disability, group insurance, stock appreciation, stock option, executive or deferred compensation, hospitalization or other similar fringe or employee benefit plans, programs or arrangements. Each such employee plan or agreement has been furnished to Buyer. Seller is in compliance with all provisions of the Employee Retirement Security Act of 1934, as amended ("ERJSA"). Buyer is not required under ERJSA or the Internal Revenue Code of 1986, as amended (the "Code") to establish, maintain or continue any employee plan agreement maintained by Seller. The consummation of the transactions contemplated by this Agreement will not (A) entitle any current or former employee of Seller to severance pay, unemployment compensation or any other payment, (B) accelerate the time of payment or vesting, or increase the amount of compensation due to any such employee or former employee, (C) result in any prohibited transaction described in Section 406 of ERISA or Section 4975 of the Code for which an exemption is not available, or (D) give rise to the payment of any amount that would not be deductible pursuant to the terms of Section 280G of the Code.

3.17 INSURANCE POLICIES. Set forth on Schedule A hereto is a list of ---------- all insurance policies and bonds in force covering or relating to the Purchased Assets or the Business. Policies thereon described evidence insurance in such amounts and against such risks and losses as are generally maintained with respect to comparable businesses and properties.

3.18 BROKER'S FEES. Seller has not retained any broker, finder or agent or agreed to pay any broker's fees, finder's fees or commissions with respect to the transactions contemplated by this Agreement.

3.19 BOOKS AND RECORDS. The books of account, stock record books and minute books and other corporate records of Seller are in all material respects complete and correct, have been maintained in accordance with good business practices and the matters contained therein are accurately reflected on the Financial Statements. The minute books and stock books of Seller have been made available to Buyer and are correct and complete to the date hereof

3.20 DISCLOSURE. No representation or warranty of Seller herein and no statement, information or certificate furnished or to be furnished by or on behalf of Seller pursuant hereto or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.

ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer hereby makes the following representations and warranties each of which is true and correct on the date hereof and each of which shall be true and correct on the Closing Date and shall survive the Closing Date and the sale contemplated hereby,

4.1 CORPORATE EXISTENCE OF BUYER. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of New York. Buyer has the corporate power and authority to own and use its properties and to transact the business in which it is engaged. As of the date hereof, "TTI" is qualified to do business in New York. "TTI" does not own any shares of capital stock or other interest in any corporation, partnership, association or other entity.

4.2 APPROVAL OF AGREEMENT. THE EXECUTION AND delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized, approved and ratified by all necessary action on the part of Buyer. Copies of all required resolutions, authorizations, consents, approvals and/or ratifications have been provided to Seller and no such resolution, authorization, consent or approval has been altered, amended, rescinded, repealed or revoked. Buyer has full authority to enter into and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. Assuming the due execution and delivery hereof by Seller, this Agreement is the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms,

4.3 NO BREACH OF ARTICLES OR INDENTURES. The execution of this Agreement and the consummation of the transactions contemplated hereby has not and will not constitute or result in the breach of any of the provisions of, or constitute a default under, the operating agreement of Buyer, or any material indenture, evidence of indebtedness or other commitment to which Buyer is a party or by which it is bound, which breach of default would have a material adverse effect on the consummation of the transactions contemplated by this Agreement.

4.4 BROKER'S FEES. Buyer has not retained any broker, finder or agent or agreed to pay any broker's fees, finder's fees or commissions with respect to the transactions contemplated by this Agreement.

4.5 CAPITALIZATION. The number of authorized, issued and outstanding shares of Company Stock as of the date hereof is 200,000,000. The number of Shares issued and outstanding following the issuance and cancellations outlined in Paragraph
2.3 shall be:

An aggregate of 4,000,000 Common Shares issued. No Preferred Shares have been issued to date.

4.6 FINANCIAL STATEMENTS. The Financial Documents contain the (i) audited balance sheets of "TTI" as of December 30 , 2004, and December 30, 2005 (including the notes thereto), and the related statements of operations, cash flows and shareholders' equity (deficit) for each of the years then ended, and The "TTI" Financial Statements fairly present the financial condition and the results of operations, changes in stockholders' equity and cash flows of "TTI" at the respective dates of and for the periods referred to in the "TTI" Financial Statements, which were prepared in conformity with GAAP, consistently applied.

FINANCIAL STATEMENT COMPLIANCE. "TTI"s Financial Statements have been prepared in accordance with Regulation S-X or S-B, as applicable, adopted under the 1934 Act, for the periods specified.

ARTICLE V. CLOSING

5.1 DELIVERIES BY SELLER. On the Closing Date, Seller shall deliver or cause to be delivered the following to Buyer:

(a) Bill of Sale. Seller shall deliver a Bill of Sale in form and ------- ---- substance as attached hereto as Schedule K, and any other necessary or ---------- appropriate documents conveying to Buyer good and marketable title to the Purchased Assets; and

(b) Assignment and Assumption Agreement. Seller shall deliver an ------------------------------------ Assignment and Assumption Agreement in form and substance as attached hereto as Schedule L, with related consents, if any are so required. ----------

5.2 DELIVERIES BY BUYER ON THE Closing Date, Buyer shall deliver, or cause to be delivered to Seller:

(a) Payment of Purchase Price. Seller shall receive from Buyer the ---------- -------------- Purchase Price and the Assignment and Assumption Agreement, duly executed by Buyer.

(b) Member's Interest. One or more certificates representing the ----------------- Member's Interests described in Section 2.3(c).

(c) Employment Contract. Buyer shall have executed separate employment -------------------- agreements with [IF APPLICABLE] in form and substance as set forth in Schedule M ----------

ARTICLE VI. INDEMNIFICATION

6.1 INDEMNIFICATION OF BUYER. Seller hereby agrees to indemnify and hold Buyer, its shareholders, directors, officers, employees, Affiliates, successors, assigns and agents of each of them (collectively, the "Indemnified Parties") harmless from, against and in respect of, and waives any claim for contribution or indemnity with respect to, any and all claims, losses, damages, liabilities, expenses or costs ("Losses"), plus reasonable attorneys' fees and expenses incurred in connection with Losses and/or enforcement of this Agreement, plus interest from the date incurred through the date of payment at the prime lending rate as published in the Wall Street Journal from time to time prevailing (in all, "Indemnified Losses") incurred or to be incurred by any of them (a) to the extent resulting from or arising out of, or alleged to result from or arise out of, any breach or violation of the representations, warranties, covenants or agreements of Seller contained in this Agreement, or in any exhibit, statement, schedule, certificate, instrument or document delivered pursuant hereto, including provisions of this Article VII, and (b) to the extent resulting from or arising out of, or alleged to result from or arise out of, any liability or obligation of Seller not expressly assumed by Buyer hereunder.

6.2 INDEMNIFICATION OF SELLER. Buyer hereby agrees to indemnify and hold Seller, its shareholders, directors, officers, employees, Affiliates, successors, assigns and agents of each of them (collectively, the "Indemnified Parties") harmless from, against and in respect of, and waives any claim for contribution or indemnity with respect to, any and all claims, losses, damages, liabilities, expenses or costs ("Losses"), plus reasonable attorneys' fees and expenses incurred in connection with Losses and/or enforcement of this Agreement, plus interest from the date incurred through the date of payment at the prime lending rate as published in the Wall Street Journal from time to time prevailing (in all, "Indemnified Losses") incurred or to be incurred by any of them to the extent resulting from or arising out of, or alleged to result from or arise out of, any breach or violation of the representations, warranties, covenants or agreements of Buyer contained in this Agreement, or in any exhibit, statement, schedule, certificate, instrument or document delivered pursuant hereto.

6.3 PARTICIPATION IN LITIGATION. In the event any suit or other proceeding is initiated against an Indemnified Party with respect to which Buyer alleges Seller is or may be obligated to indemnify an Indemnified Party hereunder, Seller shall be entitled to participate in such suit or proceeding, at its expense and by counsel of its choosing, provided that (a) such counsel is reasonably satisfactory to Buyer, and (b) Buyer shall retain primary control over such suit or proceeding. Such counsel shall be afforded access to all information pertinent to the suit or proceeding in question. Buyer shall not settle or otherwise compromise any such suit or proceeding without the prior consent of Seller, which consent shall not be unreasonably withheld, if the effect of such settlement or compromise would be to impose liability on Seller, hereunder.

6.4 CLAIMS PROCEDURE. In the event from time to time Buyer believes that it or any other Indemnified Party has or will suffer any Losses for which Seller is obligated to indemnify it hereunder, it shall promptly notify Seller in writing of the matter, specifying therein the reason why Buyer believes that Seller is or will be obligated to indemnify, the amount, if liquidated, to be indemnified, and the basis on which Buyer has calculated such amount; if not yet liquidated, the notice shall so state; provided, however, that the right of a person to be indemnified hereunder shall not be adversely affected by a failure to give such notice unless, and then only to the extent that, an Indemnifying Party is prejudiced thereby. Seller shall pay any amount to be indemnified hereunder not more than five days after receipt of notice from Buyer of the liquidated amount to be indemnified.



ARTICLE VII. DISPUTE RESOLUTION

7.1 SCOPE; INITIATION. Resolution of any and all disputes arising from or in connection with this Agreement, whether based on contract, tort, statute or otherwise, including, disputes over arbitrability or disputes in connection with claims by third persons ("Disputes") shall be exclusively governed by and settled in accordance with the provisions of this Article VII provided, that the foregoing shall not preclude equitable or other judicial relief to enforce the provisions hereof or to preserve the status quo pending resolution of Disputes hereunder; and provided further that resolution of Disputes with respect to claims by third persons shall be deferred until any judicial proceedings with respect thereto are concluded. Either Party to this Agreement may commence proceedings hereunder by delivery of written notice providing a reasonable description of the Dispute to the other, including a reference to this Article VII (the "Dispute Notice").

7.2 ARBITRATION. Arbitration shall be the sole and exclusive remedy for any dispute, claim, or controversy of any kind or nature arising out of, related to, or connected with this Agreement and the arbitration shall be governed by and conducted in accordance with the Arbitration Agreement attached hereto and incorporated herein by reference as Schedule N. ----------

ARTICLE VLLL 8.3 OFFICERS & BOARD OF DIRECTORS:

As of the date of this agreement, the Officers & Directors shall be:

OFFICERS & DIRECTORS:

CHAIRMAN & CEO & TREASURER - RON KALLUS, NIVA KALLUS SECRETARY, DIRECTOR ISRAEL HASON, DIRCTOR



RESIGNING OFFICERS AND DIRECTORS

ETHEL SCHWARTZ HYMAN SCHWARTZ







ARTICLE VLX. MISCELLANEOUS

9.1 ASSIGNMENT; BINDING AGREEMENT. Neither this Agreement nor any of Buyer's or Sellers rights or obligations hereunder may be assigned without the other Party's prior written consent. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and to their respective successors and permitted assigns Nothing in this Agreement, express or implied, is intended to confer upon any person other than the Parties and their respective successors and permitted assigns, any tights, remedies or obligations under or by reason of this Agreement.

9.2 NON-DISCLOSURE OF INFORMATION. Seller expressly covenants and agrees that it will not at any time, directly or indirectly, on any basis for any reason, use or permit third parties within their control or authority or under their supervision to use any trade secrets, confidential information or proprietary information of, or relating to, the Business ("Confidential Information"), other than in furtherance of the Business Confidential Information shall include, without limitation, data and other information relating to any of such party's processes, apparatus, products, software, packages, programs, trends in research, product development techniques or plans, research and development programs and plans or any works and all secrets, customer lists lists of haulers and carters, lists of employees, sales representatives and their territories, mailing lists, details of consultant contracts, pricing policies, operational methods, marketing plans or strategies, business acquisition plans, new personnel acquisition plans, designs and design projects and other confidential business affairs concerning the Buyer and the Buyer's business~ Seller, Buyer or any Affiliate of Seller or Buyer, whether for its own account or otherwise, and will not divulge such Confidential Information to any Person other than in furtherance of this Business. Seller shall not be prohibited from divulging information deemed to be a trade secret or confidential or proprietary information of the Business; (i) if the specific item of information becomes generally available to the public without violation of this Agreement or any other confidentiality agreement among or between Buyer and Seller, or (ii) if such disclosure is compelled by law, in which event Seller agrees to give Buyer prior written notice of any disclosure to be made pursuant to this subsection
(ii), and Seller, at Buyer's expense, shall cooperate fully with Buyer to obtain protective orders, confidential treatment or other such protective action as may be available to preserve the confidentiality of the information required to be disclosed.

9.3 REMEDIES. Nothing contained herein is intended to or shall be construed to limit the remedies which either party may have against the other in the event of a breach of or default under this Agreement, it being intended that any remedies shall be cumulative and not exclusive.

9.4 ENTIRE AGREEMENT, MODIFICATION AND WAIVER. This Agreement, including the Schedules attached hereto and the documents delivered pursuant hereto, constitutes the entire agreement between the parties. No changes of, modifications of, or additions to this Agreement shall be valid unless the same shall be in writing and signed by all parties hereto. No action taken pursuant to this Agreement, including any investigation by or on behalf of any Party, shall be deemed to constitute a waiver by the Party taking the action of compliance by the other Party with any representation, warranty, covenant or agreement contained herein or in any document delivered pursuant hereto. The waiver by any party hereto of any condition or of a breach of another provision hereof shall not operate or be construed as a waiver of any other condition or subsequent breach. The waiver by any party of any of the conditions precedent to its obligations under this Agreement shall not preclude it for seeking redress for breach of this Agreement other than with respect to the condition so waived.

9.5 SEVERABILITY. If any provision of this Agreement shall be determined to be contrary to law and unenforceable by any court of law, the remaining provisions shall be severable and enforceable in accordance with their terms,

9.6 COUNTERPARTS. This Agreement may be executed in one or more identical counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

9.7 HEADINGS INTERPRETATION. The table of contents and article and section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of the Agreement. Both parties have participated substantially in the negotiation and drafting of this Agreement and each party hereby disclaims any defense or assertion in any litigation or arbitration that any ambiguity herein should be construed against the draftsman.

9.8 GOVERNING LAW. This Agreement shall be construed and interpreted according to the Laws of the State of New York, without regard to its principles of conflicts of laws. Any proceeding brought by the parties to this Agreement shall be brought in the Courts of the State of New York.

9.9 PAYMENT OF TAXES, FEES AND EXPENSES. Each party hereto shall pay all fees and expenses of such party's respective counsel, accountants and other experts and all other expenses incurred by such party incident to the negotiation, preparation and execution of this Agreement and the consummation of the transaction contemplated hereby, including any finder's or brokerage fees. Seller shall be solely liable for any and all taxes imposed on Seller as a result of the transactions or otherwise arising from this Agreement.

9.10 NOTICES. Any notice, demand or communication required, permitted or desired to be given hereunder shall be in writing and shall be deemed effectively given when personally delivered, delivered by facsimile or other electronic means (including telecopy and telex) or overnight courier, or five (5) days after being deposited in the United States mail, postage prepaid, certified or registered, return receipt required. All notices shall be addressed as follows:

If to Buyer: If to Seller:

Tribeka Tek, Inc. NYN International LLC. 1510 51 St. 2303 South Blvd., Brooklyn, NY 11219 Houston, Tx. 77098.





Any such notice shall be effective upon: (i) receipt if delivered by facsimile transmission or overnight or other courier service, or (ii) if mailed, five (5) days after deposit with the U.S. Postal Service or the date of delivery as shown on the return receipt therefore. Either Party may change the address to which notices are to be addressed by giving the other Party notice in the manner herein set forth.

9.11 FURTHER ACTS. Buyer and Seller shall, without further consideration, execute and deliver such further instruments and documents and do such other acts and things as the other may reasonably request in order to confirm the transactions contemplated by this Agreement. Without limiting the foregoing, Seller shall deliver to Buyer any and all checks, drafts or other forms of payment received in respect of any of the Accounts Receivable acquired by Buyer pursuant to the terms of this Agreement and any of the Accounts Receivable subsequent to the Closing Date derived from the operations of the Business after the Effective Time.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the day and year first above written.

BUYER:

TRIBEKA TEK, INC.



By-/s/ Ethel Schwartz, President



SELLER: NYN International LLC.

By-_ /s/ Ron Kallus, President

TABLE OF SCHEDULES

SCHEDULE A Purchased Assets, Purchased Assets - Required Consents, Personal Property Owned, Excluded Assets, Insurance Policies.

1. Assignment of Provisional Patent Docket # NYN002 2. Assignment of Reciprocal Enhanced Services International Agreement with Novolink Management LLC. 3. Assignment of Agreement with Kanaga Network Solutions 4. Assignment of Agreement with Platin

SCHEDULE B Assumed Liabilities, Assumed Liabilities - Required Consents, Undisclosed Liabilities, Taxes Owing, Outstanding Liens, Indebtedness to and from Officers, Directors and Others

NONE

SCHEDULE C Intentionally Blank

SCHEDULE D Intentionally Blank

SCHEDULE E Licenses and Permits, Required Consents

SCHEDULE F Contracts, Contracts - Required Consents, Employment Agreements 1. Assignment of Reciprocal Enhanced Services International Agreement with Novolink Management LLC. 2. Assignment of Agreement with Kanaga Network Solutions 3 Assignment of Agreement with Platin



SCHEDULE G Rental Due, Leases Subject to Consent for Assignment t to Buyer

SCHEDULE H Intellectual Property

1. Assignment of Provisional Patent Docket # NYN002

SCHEDULE I Pending Litigation and Arbitration

SCHEDULE J Employee Benefit Plans NONE

SCHEDULE K Bill of Sale

SCHEDULE L Assignment and Assumption Agreement

SCHEDULE M Employment Agreements NONE

SCHEDULE N Arbitration Agreement



BILL OF SALE & ASSIGNMENT AND ASSUMPTION AGREEMENT

This Bill of Sale and Assignment and Assumption Agreement (this "Assignment and Assumption") is made as of January 18, 2006 between NYN International LLC ("Seller/ Transferor"), and the Buyer, Tribeka Tek, Inc.

This Assignment and Assumption Agreement is entered into pursuant to, and is subject to, the Asset Purchase Agreement dated as of January 18, 2006 by and between Seller and Purchaser (the "Agreement").

This Assignment and Assumption Agreement shall have the meanings given to such terms in the Asset Purchase Agreement. In consideration of the foregoing premises, all of the Assets and described in Schedule A-N of the Asset Purchase Agreement and sufficiency of which are hereby acknowledged, Seller does hereby sell, Sell , assign and convey unto Buyer, its successors and assigns, all of the Assets, and Buyer does not assume any liabilities. No provisions set forth in this Assignment and Assumption shall be deemed to enlarge, alter or amend the terms and provisions of the Asset Purchase Agreement. In the event of any conflict between the provisions of this Assignment and Assumption and the provisions of the Asset Purchase Agreement, the Asset Purchase Agreement shall control.

This Assignment and Assumption is made solely for the benefit of Seller and Purchaser and no third party shall have any right to enforce its terms or to rely on it. This instrument and the rights of the parties under it shall be governed by and construed in accordance with laws of the State of New York without regard to its conflicts of laws rules.

This Assignment and Assumption may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Assignment and Assumption effective as of the date first written above.

SIGNATURE PAGES

SELLER

NYN INTERNATIONAL LLC

RON KALLUS, /s/ PRESIDENT

BUYER

TRIBEKA TEK, INC.

ETHEL SCHWARTZ_/s/PRESIDENT



































ARBITRATION AGREEMENT

THIS AGREEMENT ("Arbitration Agreement") between the parties that are signatory to an Asset Purchase Agreement , a copy of which is/are attached hereto as Exhibit A (each individually referred to herein as a "party" or collectively referred to herein as the "parties").

WITNESSETH

A. WHEREAS, the parties have entered into certain written agreements in connection with a transaction where Tribeka Tek, Inc. is purchasing all of the assets and intellectual properties of VGTel from NYN International LLC.

B. WHEREAS, the parties wish to provide arbitration as the sole remedy for resolution of any dispute, claim or controversy of any kind or nature arising out of or relating to the breach, termination, or validity of such written agreements, except as specified herein:

NOW THEREFORE, in consideration of the foregoing recitals, the mutual covenants contained herein, and other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Exclusive Remedy.

Arbitration shall be the sole and exclusive remedy for any dispute, claim or controversy of any kind or nature (a "Claim") arising out of or relating to the breach, termination or validity of any the agreements (the "Agreements") entered into by the parties hereto and identified in the attached Exhibit A

2. Claims not Subject to Arbitration.

This Agreement does not apply to (a) any legal action by the parties seeking injunctive relief for breach or enforcement of any provision in any of the Agreements which would cause the complaining party or parties irreparable harm and for which there is no adequate remedy at law and (b) any agreement, provision or undertaking that provides it is not subject to arbitration.

3. Procedure.

Any Claim submitted to arbitration shall be decided by a single neutral arbitrator (the "Arbitrator"). The parties to the arbitration shall mutually select the Arbitrator not later than forty-five (45) days after service of the demand for arbitration. If the parties for any reason do not mutually select the Arbitrator within the forty-five (45) day period, then any party may apply to a court of competent jurisdiction as noted in paragraph 4 below, to appoint a retired judge as the Arbitrator. The parties agree that arbitration shall be conducted in accordance with the commercial arbitration rules then in effect of the American Arbitration Association.

The Arbitrator shall apply the substantive federal, state, or local laws of the County and City of New York, Borough of Manhattan and of the United States District Court for the Southern District of New York, applicable to any Claim submitted to arbitration. In ruling on any such Claim, the Arbitrator shall have the authority to award only such remedies or forms of relief as are provided for under the substantive law governing such Claim, but in any event, the Arbitrator shall not award any punitive, exemplary or consequential damages. The award entered by the Arbitrator shall be final and binding on all parties participating in the arbitration.

4. Consent to Jurisdiction

The parties consent to the jurisdiction of the Supreme Court of the State, County and city of New York, Borough of Manhattan and of the United States District Court of the Southern District of the Sate of New York for the arbitration proceedings and to enforce the judgment of the award in such arbitration proceedings, but not otherwise. The parties may bring an action in any such court to compel arbitration in accordance with the terms of this Arbitration Agreement.

5. Costs

Any fees and costs incurred in the arbitration will be shared equally by the parties participating in the arbitration, except that the Arbitrator may reallocate such fees among such parties if the Arbitrator determines that an equal allocation would impose an unreasonable financial burden on any one or more parties.

The parties shall be responsible for their own attorneys' fees and costs, except that the Arbitrator shall have the authority to award attorneys' fees and costs to the prevailing party iii accordance with the applicable law governing the dispute.

6. Interpretation.

The Arbitrator, and not any federal or state court, shall have the exclusive authority to resolve any issue relating to the interpretation, formation or enforceability of this Agreement, or any issue relating to whether a Claim is subject to arbitration under this Arbitration Agreement



IN WITNESS WHEREOF, this Agreement has been entered into by the parties as of January18, 2006.

BUYER: SELLER:

Tribeka Tek, Inc. NYN International LLC

_ By /s/ Ethel Schwartz, President By /s/ By Ron Kallus, President





     ASSET PURCHASE AGREEMENT

     This ASSET PURCHASE AGREEMENT (the "Agreement") is made effective as of this18th day of January 2006 by and among TRIBEKA TEK, INC. (""TTI" or "Buyer"), a corporation with the principal office located at 1510 51 St., Brooklyn, NY 11219, and NYN International LLC. ("NYN" or "Seller") Texas Corporation located at 2303 South Blvd., Houston, Tx. 77098.

     RECITALS

     A. Buyer desires to purchase from Seller the Purchased Assets on the following terms and conditions; and

     B. Seller desires to sell to Buyer the Purchased Assets on the following terms and conditions.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants, representations, warranties, conditions, and agreements hereinafter expressed, the Parties agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

     In addition to those capitalized terms defined throughout this Agreement, the following terms shall have the meanings ascribed to them here below:

     1.1 "CLOSING" means the consummation of the transactions contemplated by this Agreement.

     1.2 "CLOSING DATE" MEANS THE date hereof, or such later mutually agreeable date within ten (10) days of the date hereof as the Parties may designate in writing.

     1.3 "EFFECTIVE TIME" means the effective time of the Closing, which shall be as of
11:59 p.m. on the day preceding the Closing Date.

     1.4 "PERSON" means any natural person, any corporation, partnership, limited liability company, limited liability partnership, joint venture, association, company, or other legal entity, and any Government.








                                   ARTICLE II.

                      PURCHASE AND SALE OF PURCHASED ASSETS

     2.1     ASSETS TO BE PURCHASED.

     a) Subject to the terms and conditions hereof on the Closing Date, and as of the Effective Time, Seller shall sell to Buyer, free and clear of all liens, claims, restrictions or encumbrances of any kind, unless otherwise provided herein, all assets and property and associated rights and interests, real, personal, and mixed, tangible and intangible, of whatever kind, owned, used or held for use by Seller (the "Purchased Assets") in connection with the business and operations of Seller (the "Business"). Without limiting the generality of the foregoing, the Purchased Assets include the following items:

(i) All assets reflected and/or described on the asset list attached as Schedule
                                                                        --------
A;

(ii) All accounts receivable of Seller in connection with the Business;

     (iii) All contracts of Seller with customers, all contracts for the leasing of equipment by Seller and all of Seller's software licenses or other intellectual property licenses;

(iv) All permits, approvals, licenses and certifications issued to Seller by any government authority or by a private testing or certifying authority in connection with the Business, to the extent assignable under the terms thereof and applicable law;

     (v) All patents, trademarks, service marks, trade names, corporate names, copyrights, and copyrighted works; registrations thereof and applications therefore; trade secrets, software (whether in source code or object code), firmware, mask works, programs, inventions, discoveries, proprietary processes, and items of proprietary know-how, information, data or intellectual property, proprietary prospect lists, customer lists, projections, analyses, and market studies; and licenses, sublicenses, assignments, and agreements in respect of any of the foregoing (the "Intellectual Property"), documentation thereof and the goodwill associated therewith and the right and power to assert, defend and recover title thereto in the same manner and to the same extent as Seller could or could cause to he done if the transactions contemplated hereby did not occur, and the right to recover for past damages on account of the infringement, misuse, or theft thereof.

     (vi) All records, including business, computer, engineering, and other records, and all associated documents, discs, tapes, and other storage or recordkeeping media of Seller prepared or held in connection with the Business, including but not limited to all sales data, customer lists, accounts, bids, contracts, supplier records, and other data and information of the Business, excluding corporate minute books of Seller;

(vii)      All rights and claims against others under contracts; and

(viii) All other claims against others, rights, and choses in action, liquidated or unliquidated, of Seller arising from the Business, including those arising under insurance policies.


2.2 CONSIDERATION. The consideration to be paid by Buyer to Seller shall be as follows:

Buyer has effected a forward split of 826.67 shares for every one share of Tribeka Tek, Inc. outstanding, bringing the outstanding shares from 1500 to 1,240,000.

Upon Closing Buyer will deliver 2,760,000 restricted shares to shareholders of NYN International LLC., to be designated by Seller and authorized the Name change from Tribeka Tek, Inc. to VGTel, Inc.

Buyer  appointed  Ron  Kallus as CEO, Chairman and Treasurer, and   Israel Hason
as VP Marketing & Director and Niva Kallus as Secretary. Ethel Schwartz and Hyman Schwartz resigned as officers and directors.

Buyer undertakes to conduct best efforts to prepare all of the necessary filings and due diligence for filing an SB-2 with the SEC. Once effective, buyer shall arrange with market maker for filing an A-211 and shall be responsible for coordinating all of the steps necessary to submit the appropriate information to the NASD.

     2.3 CLOSING. The Closing shall take place at 12:00 p.m. on the Closing Date via email and fax communication.

                                  ARTICLE III.
                    REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller hereby make the following representations and warranties, each of which is true and correct on the date hereof and each of which shall be true and correct on the Closing Date and shall survive the Closing Date and the transactions contemplated hereby.

     3.1 CORPORATE EXISTENCE AND POWER OF SELLER. Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Texas. Except as set forth on the attached Schedules, Seller has the corporate power and authority to own and use its assets and to transact the business in which it is engaged, holds all franchises, licenses and permits necessary and required therefore, is duly licensed or qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such license or qualification is required. Seller has the corporate power to enter into this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby.

     3.2 APPROVAL AND ENFORCEABILITY OF AGREEMENT. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized, approved and ratified by all necessary action on the part of Seller. Certified copies of all required resolutions, authorizations, consents, approvals and/or ratifications have been provided to Buyer and no such resolution, authorization, consent or approval has been altered, amended, rescinded, repealed or revoked. Seller has full authority to enter into and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. Assuming the due execution and delivery hereof by Buyer, this Agreement is the legal, valid and binding obligation of Seller, enforceable against Seller according to its terms.

     3.3 UNDISCLOSED LIABILITIES. Seller does not have any liabilities whatsoever, known or unknown, asserted or unasserted, liquidated or unliquidated, accrued, absolute, contingent, or otherwise, and there is no basis for any claim against Seller for any such liability except (a) to the extent set forth in the Financial Statements, or (b) to the extent set forth on Schedule B.
                                                                     ----------

     3.4 TAXES. Except as set forth on Schedule B, all tax and information ---------- returns required to be filed by Seller on or prior to the Closing Date with respect to taxes imposed on or assessed to Seller have been or will be timely filed. All amounts shown on each of such returns have been paid or will be paid when due. Any taxes which are to be assumed by Buyer in respect of the Purchased Assets which at the Closing Date are not yet due and owing will be adequately reflected on Schedule B. There are no grounds for the assertion or assessment of -------- - any taxes against Seller, the Purchased Assets or the Business other than those reflected or reserved against on the Financial Statements or Schedule B hereto. ---------- Neither the Purchased Assets nor the Business are encumbered by any liens arising out of any unpaid taxes and there are no grounds for the assertion or assessment of any liens against the Purchased Assets or the Business in respect of any taxes (other than liens for taxes if payment thereof is not yet required, and which are set forth on Schedule B hereto). The transactions contemplated by ---------- this Agreement will not give rise to (i) the creation of any liens against the Purchased Assets or the Business in respect of any taxes or (ii) the assertion of any additional taxes against the Purchased Assets or the Business. There is no action or proceeding or unresolved claim for assessment or collection, pending or threatened, by, or present or expected dispute with, any government authority for assessment or collection from Seller of any taxes of any nature affecting the Purchased Assets or the Business There is no extension or waiver of the period for assertion of any taxes against Seller affecting the Purchased Assets or the Business. None of the Purchased Assets are subject to a tax indemnification agreement.

     3.5 PERSONAL PROPERTY - OWNED. Except as set forth on Schedule A ---------- hereto, Seller has good and marketable title to all personal property included in the Purchased Assets, including in each case all personal property reflected in the Financial Statements or acquired after the date thereof (except any personal property subsequently sold in the ordinary course of the Business), free and clear of all liens, claims and encumbrances and there exists no restriction on the use or transfer of such property.

     3.6 REAL AND PERSONAL PROPERTY - LEASED TO SELLER. Set forth on Schedule G hereto is a copy of each lease under which Seller is the lessee of --- any real property in connection with the Business, and on Schedule G hereto is a ---------- description of each lease under which Seller is the lessee of any personal property in connection with the Business. Seller has delivered to Buyer a true, correct and complete copy of each lease identified on Schedule G. The premises ---------- or property described in said leases are presently occupied or used by Seller as lessee under the terms of such leases. Except as set forth on Schedule U, all ---------- rentals due under such leases have been paid and there exists no default under the terms of any such leases and no event has occurred which, upon passage of time or the giving of notice, or both, would result in any event of default or prevent Seller from exercising and obtaining the benefits of any rights or options contained therein. Seller has all right, title and interest of the lessee under the terms of said leases, free of all liens and all such leases are valid and in fill force and effect. Except as set forth on Schedule 0, no ---------- consent is necessary for the assignment to Buyer of such leases under which Seller is lessee, Upon the Closing, Buyer will have all right, title and interest of the lessee under the terms of such leases, free of all liens. There is no default or basis for acceleration or termination under, nor has any event occurred nor does any condition exist which, with the passage of time or the giving of notice, or both, would constitute a default or basis for acceleration under any underlying lease, agreement, mortgage or deed of trust which default or basis for acceleration would adversely affect any lease described on Schedules U or the property or use of the property covered by such lease. --- Subject to any consent required of a lessor as set forth on Schedule U, there ---------- will be no default or basis for acceleration under any such underlying lease, agreement, mortgage or deed of trust as a result of the transactions provided for in this Agreement.

     3.7     INTELLECTUAL PROPERTY.

     (a) Schedule H contains a true, complete and accurate list of all ---------- Seller's Intellectual Property.

     3.8 NECESSARY PROPERTY AND TRANSFER OF PURCHASED ASSETS. The Purchased Assets constitute all of Seller's property and property rights now used, useful or necessary for the conduct of the Business in the manner and to the extent presently conducted and planned by Seller. No such assets or property are in the possession of others and Seller holds no property on consignment. No consent is necessary to, and there exists no restriction on, the transfer of any of the Purchased Assets. There exists no condition, restriction or reservation affecting the title to or utility of the Purchased Assets or Assumed Liabilities which would prevent Buyer from occupying or utilizing the Purchased Assets or enforcing the rights under the Assumed Liabilities, or any part thereof to the same full extent that Seller might continue to do so if the sale and transfer contemplated hereby did not take place.

     Upon the Closing, good and marketable title to the Purchased Assets and the rights under the Assumed Liabilities shall be vested in Buyer free and clear of all liens, claims and encumbrances.

     3.9 USE AND CONDITION OF PROPERTY. Seller shall take all action necessary to provide to Buyer the benefit of all manufacturer's warranties and maintenance contracts covering equipment included in the Purchased Assets, to the extent that such warranties exist and are in the possession of the Seller. Seller has taken no action nor has Seller failed to take any action that might nullify or release any such manufacturer from any liabilities under such warranties or maintenance contracts.

     EXCEPT AS PROVIDED HEREIN, NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, IS MADE WITH RESPECT TO THE CONDITION OR FITNESS FOR A PURPOSE OR PARTICULAR USE OF THE ASSETS INCLUDED IN THE PURCHASED ASSETS, IT BEING UNDERSTOOD THAT SUCH ASSETS ARE ACQUIRED OR PURCHASED BY BUYER IN AN "AS IS" CONDITION.


     3.10 LICENSES AND PERMITS. Set forth on Schedule Ehereto is a ---------- description of each license or permit held or pending for the Seller, which licenses or permits are required for the conduct of the Business together with the name of the government agency or entity that issues such license or permit. Such licenses and permits are valid and in full force and effect or are pending, as indicated on Schedule E. Except as noted on Schedule E, such licenses and ---------- ---------- permits are freely transferable by Seller, and upon Closing, Buyer will have the right, title and interest of the holder thereof.

     3.11 CONTRACTS-DISCLOSURE. Set forth on Schedule Fis a list of all ---------- contracts of Seller. Each contract is a valid and binding obligation of the parties thereto, enforceable in accordance with its terms, and in full force and effect. No party to any contract is in breach or violation thereof or default thereunder. No event has occurred which, through the passage of time or the giving of notice, or both, would constitute, and neither the execution of this Agreement nor the Closing do or will constitute or result in, a breach or violation of or default under any contract, or would cause the acceleration of any obligation of any party thereto or the creation of a lien upon any Purchased Asset. Each such contract will be duly assigned to Buyer on the Closing Date and upon such assignment, Buyer will acquire all right, title and interest of Seller in and to such contract and will be substituted for Seller under the terms of such contract. Except as set forth on Schedule F, no consent is required for such assignment.

     3.12  NO  BREACH  OF  LAW  OR  GOVERNING  DOCUMENTS. Except as set forth on
     Schedule E Seller has complied with and is not in default under or in breach or -------- violation of any applicable law' of any government body, or the provisions of any franchise or license, or in default under or in breach or violation of any provision of its articles or certificate of incorporation or its bylaws. Neither the execution of this Agreement nor the Closing will constitute or result in any such default, breach or violation. No government permits or consents are necessary to effect the transactions contemplated hereby.

     3.13     LITIGATION AND ARBITRATION. Except as set forth on Schedule I
                                                                 ----------
hereto, there is no suit, claim, action or proceeding now pending or, to the best knowledge of Seller, its officers and directors, threatened before any court, grand jury, administrative or regulatory body, government agency, arbitration or mediation panel or similar body, nor are there any grounds therefore, to which Seller, officers or directors is a party or which may result in any judgment, order, decree, liability, award or other determination which will, or could, individually or in the aggregate, result in a Material Adverse Change. No such judgment, order, decree or award has been entered against Seller nor has any such liability been incurred which has, or could have, such effect. There is no claim, action or proceeding now pending or threatened before any court, grand jury, administrative or regulatory body, government agency, arbitration or mediation panel or similar body which will, or could, prevent or hamper the consummation of the transactions contemplated by this Agreement, Seller, its officers and directors are not now nor have been threatened or subject to, and there are no grounds for, any suit, claim, litigation, proceeding (administrative, judicial, or in arbitration, mediation or alternative dispute resolution), government or grand jury investigation, or other action or order, writ, injunction, or decree of any court or other Government relating to personal injury, death, or property or economic damage arising from products of the Seller.

     3.14 INDEBTEDNESS TO AND FROM OFFICERS, DIRECTORS AND OTHERS. Except as set forth on Schedule B, (a) Seller is not indebted to any shareholder,
             ----------
director, officer, employee or agent of Seller except for amounts due as normal salaries, wages and bonuses and in reimbursement of ordinary expenses on a current basis and (b) no shareholder, director, officer, employee or agent of Seller is indebted to Seller except for advancements for ordinary business expenses in a normal amount.

     3.15 LABOR AGREEMENTS AND EMPLOYMENT AGREEMENTS. Except as set forth on Schedule F, Seller is not a party to (a) any union collective bargaining, works
----------
council, or similar agreement or arrangement, or (b) any written or oral employment agreement. True, correct and complete copies of all documents creating or evidencing any agreement or arrangement listed on Schedule F have
                                                              ----------
been delivered to Buyer. Seller is in compliance in all material respects with all laws respecting employment conditions and practices, has withheld and paid all amounts required by applicable law to be withheld from the wages and salaries of its employees, and is not liable for any arrears of wages or any taxes (other than wages and taxes that have not become due or payable) or penalties for failure to comply with any of the foregoing,

3.16     EMPLOYEE BENEFIT PLANS. Except as set forth on Schedule I, Seller has
                                                        ----------
no pension, thrift, savings, profit sharing, retirement, incentive bonus or other bonus, medical, dental, life, accident insurance, benefit, employee welfare, disability, group insurance, stock appreciation, stock option, executive or deferred compensation, hospitalization or other similar fringe or employee benefit plans, programs or arrangements. Each such employee plan or agreement has been furnished to Buyer. Seller is in compliance with all provisions of the Employee Retirement Security Act of 1934, as amended ("ERJSA"). Buyer is not required under ERJSA or the Internal Revenue Code of 1986, as amended (the "Code") to establish, maintain or continue any employee plan agreement maintained by Seller. The consummation of the transactions contemplated by this Agreement will not (A) entitle any current or former employee of Seller to severance pay, unemployment compensation or any other payment, (B) accelerate the time of payment or vesting, or increase the amount of compensation due to any such employee or former employee, (C) result in any prohibited transaction described in Section 406 of ERISA or Section 4975 of the Code for which an exemption is not available, or (D) give rise to the payment of any amount that would not be deductible pursuant to the terms of Section 280G of the Code.

     3.17     INSURANCE POLICIES. Set forth on Schedule A hereto is a list of
                                               ----------
all insurance policies and bonds in force covering or relating to the Purchased Assets or the Business. Policies thereon described evidence insurance in such amounts and against such risks and losses as are generally maintained with respect to comparable businesses and properties.

3.18 BROKER'S FEES. Seller has not retained any broker, finder or agent or agreed to pay any broker's fees, finder's fees or commissions with respect to the transactions contemplated by this Agreement.

     3.19 BOOKS AND RECORDS. The books of account, stock record books and minute books and other corporate records of Seller are in all material respects complete and correct, have been maintained in accordance with good business practices and the matters contained therein are accurately reflected on the Financial Statements. The minute books and stock books of Seller have been made available to Buyer and are correct and complete to the date hereof

     3.20 DISCLOSURE. No representation or warranty of Seller herein and no statement, information or certificate furnished or to be furnished by or on behalf of Seller pursuant hereto or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.


                                   ARTICLE IV.
                     REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer hereby makes the following representations and warranties each of which is true and correct on the date hereof and each of which shall be true and correct on the Closing Date and shall survive the Closing Date and the sale contemplated hereby,

          4.1 CORPORATE EXISTENCE OF BUYER. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of New York. Buyer has the corporate power and authority to own and use its properties and to transact the business in which it is engaged. As of the date hereof, "TTI" is qualified to do business in New York. "TTI" does not own any shares of capital stock or other interest in any corporation, partnership, association or other entity.

     4.2 APPROVAL OF AGREEMENT. THE EXECUTION AND delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized, approved and ratified by all necessary action on the part of Buyer. Copies of all required resolutions, authorizations, consents, approvals and/or ratifications have been provided to Seller and no such resolution, authorization, consent or approval has been altered, amended, rescinded, repealed or revoked. Buyer has full authority to enter into and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. Assuming the due execution and delivery hereof by Seller, this Agreement is the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms,

     4.3 NO BREACH OF ARTICLES OR INDENTURES. The execution of this Agreement and the consummation of the transactions contemplated hereby has not and will not constitute or result in the breach of any of the provisions of, or constitute a default under, the operating agreement of Buyer, or any material indenture, evidence of indebtedness or other commitment to which Buyer is a party or by which it is bound, which breach of default would have a material adverse effect on the consummation of the transactions contemplated by this Agreement.


     4.4 BROKER'S FEES. Buyer has not retained any broker, finder or agent or agreed to pay any broker's fees, finder's fees or commissions with respect to the transactions contemplated by this Agreement.

            4.5   CAPITALIZATION. The number of authorized, issued and
outstanding shares of Company Stock as of the date hereof is 200,000,000.   The
number of Shares issued and outstanding following the issuance and cancellations outlined in Paragraph 2.3 shall be:

An aggregate of 4,000,000 Common Shares issued. No Preferred Shares have been issued to date.

               4.6   FINANCIAL STATEMENTS.  The Financial  Documents contain the
(i) audited balance sheets of "TTI" as of December 30 , 2004, and December 30, 2005 (including the notes thereto), and the related statements of operations, cash flows and shareholders' equity (deficit) for each of the years then ended,
and   The "TTI" Financial Statements fairly present the financial condition and the results of operations, changes in stockholders' equity and cash flows of "TTI" at the respective dates of and for the periods referred to in the "TTI" Financial Statements, which were prepared in conformity with GAAP, consistently applied.

FINANCIAL STATEMENT COMPLIANCE. "TTI"s Financial Statements have been prepared in accordance with Regulation S-X or S-B, as applicable, adopted under the 1934 Act, for the periods specified.


                                   ARTICLE V.
                                     CLOSING

     5.1 DELIVERIES BY SELLER. On the Closing Date, Seller shall deliver or cause to be delivered the following to Buyer:

     (a)     Bill of Sale. Seller shall deliver a Bill of Sale in form and
             ------- ----
substance as attached hereto as Schedule K, and any other necessary or
                                ----------
appropriate documents conveying to Buyer good and marketable title to the Purchased Assets; and

     (b)     Assignment  and Assumption Agreement. Seller shall deliver an
             ------------------------------------
Assignment and Assumption Agreement in form and substance as attached hereto as Schedule L, with related consents, if any are so required.
----------

     5.2 DELIVERIES BY BUYER ON THE Closing Date, Buyer shall deliver, or cause to be delivered to Seller:

     (a)     Payment of Purchase Price. Seller shall receive from Buyer the
             ---------- --------------
Purchase Price and the Assignment and Assumption Agreement, duly executed by Buyer.

     (b)     Member's Interest. One or more certificates representing the
             -----------------
Member's Interests described in Section 2.3(c).

     (c)     Employment Contract. Buyer shall have executed separate employment
             --------------------
agreements with [IF APPLICABLE] in form and substance as set forth in Schedule M
                                                                      ----------


                                   ARTICLE VI.
                                 INDEMNIFICATION

     6.1 INDEMNIFICATION OF BUYER. Seller hereby agrees to indemnify and hold Buyer, its shareholders, directors, officers, employees, Affiliates, successors, assigns and agents of each of them (collectively, the "Indemnified Parties") harmless from, against and in respect of, and waives any claim for contribution or indemnity with respect to, any and all claims, losses, damages, liabilities, expenses or costs ("Losses"), plus reasonable attorneys' fees and expenses incurred in connection with Losses and/or enforcement of this Agreement, plus interest from the date incurred through the date of payment at the prime lending rate as published in the Wall Street Journal from time to time prevailing (in all, "Indemnified Losses") incurred or to be incurred by any of them (a) to the extent resulting from or arising out of, or alleged to result from or arise out of, any breach or violation of the representations, warranties, covenants or agreements of Seller contained in this Agreement, or in any exhibit, statement, schedule, certificate, instrument or document delivered pursuant hereto, including provisions of this Article VII, and (b) to the extent resulting from or arising out of, or alleged to result from or arise out of, any liability or obligation of Seller not expressly assumed by Buyer hereunder.

     6.2 INDEMNIFICATION OF SELLER. Buyer hereby agrees to indemnify and hold Seller, its shareholders, directors, officers, employees, Affiliates, successors, assigns and agents of each of them (collectively, the "Indemnified Parties") harmless from, against and in respect of, and waives any claim for contribution or indemnity with respect to, any and all claims, losses, damages, liabilities, expenses or costs ("Losses"), plus reasonable attorneys' fees and expenses incurred in connection with Losses and/or enforcement of this Agreement, plus interest from the date incurred through the date of payment at the prime lending rate as published in the Wall Street Journal from time to time prevailing (in all, "Indemnified Losses") incurred or to be incurred by any of them to the extent resulting from or arising out of, or alleged to result from or arise out of, any breach or violation of the representations, warranties, covenants or agreements of Buyer contained in this Agreement, or in any exhibit, statement, schedule, certificate, instrument or document delivered pursuant hereto.


     6.3 PARTICIPATION IN LITIGATION. In the event any suit or other proceeding is initiated against an Indemnified Party with respect to which Buyer alleges Seller is or may be obligated to indemnify an Indemnified Party hereunder, Seller shall be entitled to participate in such suit or proceeding, at its expense and by counsel of its choosing, provided that
     (a) such counsel is reasonably satisfactory to Buyer, and (b) Buyer shall retain primary control over such suit or proceeding. Such counsel shall be afforded access to all information pertinent to the suit or proceeding in question. Buyer shall not settle or otherwise compromise any such suit or proceeding without the prior consent of Seller, which consent shall not be unreasonably withheld, if the effect of such settlement or compromise would be to impose liability on Seller, hereunder.

     6.4 CLAIMS PROCEDURE. In the event from time to time Buyer believes that it or any other Indemnified Party has or will suffer any Losses for which Seller is obligated to indemnify it hereunder, it shall promptly notify Seller in writing of the matter, specifying therein the reason why Buyer believes that Seller is or will be obligated to indemnify, the amount, if liquidated, to be indemnified, and the basis on which Buyer has calculated such amount; if not yet liquidated, the notice shall so state; provided, however, that the right of a person to be indemnified hereunder shall not be adversely affected by a failure to give such notice unless, and then only to the extent that, an Indemnifying Party is prejudiced thereby. Seller shall pay any amount to be indemnified hereunder not more than five days after receipt of notice from Buyer of the liquidated amount to be indemnified.




                                  ARTICLE VII.
                               DISPUTE RESOLUTION

     7.1 SCOPE; INITIATION. Resolution of any and all disputes arising from or in connection with this Agreement, whether based on contract, tort, statute or otherwise, including, disputes over arbitrability or disputes in connection with claims by third persons ("Disputes") shall be exclusively governed by and settled in accordance with the provisions of this Article VII provided, that the foregoing shall not preclude equitable or other judicial relief to enforce the provisions hereof or to preserve the status quo pending resolution of Disputes hereunder; and provided further that resolution of Disputes with respect to claims by third persons shall be deferred until any judicial proceedings with respect thereto are concluded. Either Party to this Agreement may commence proceedings hereunder by delivery of written notice providing a reasonable description of the Dispute to the other, including a reference to this Article VII (the "Dispute Notice").

     7.2 ARBITRATION. Arbitration shall be the sole and exclusive remedy for any dispute, claim, or controversy of any kind or nature arising out of, related to, or connected with this Agreement and the arbitration shall be governed by and conducted in accordance with the Arbitration Agreement attached hereto and incorporated herein by reference as Schedule N.
                                    ----------


                                  ARTICLE VLLL
8.3     OFFICERS &  BOARD OF DIRECTORS:

As of the date of this agreement, the Officers & Directors shall be:


OFFICERS & DIRECTORS:

                       CHAIRMAN  & CEO & TREASURER - RON KALLUS,
                                         NIVA KALLUS SECRETARY, DIRECTOR
                                                       ISRAEL HASON, DIRCTOR




                       RESIGNING OFFICERS AND DIRECTORS

ETHEL SCHWARTZ
HYMAN SCHWARTZ








                                  ARTICLE VLX.
                                  MISCELLANEOUS

     9.1 ASSIGNMENT; BINDING AGREEMENT. Neither this Agreement nor any of Buyer's or Sellers rights or obligations hereunder may be assigned without the other Party's prior written consent. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and to their respective successors and permitted assigns Nothing in this Agreement, express or implied, is intended to confer upon any person other than the Parties and their respective successors and permitted assigns, any tights, remedies or obligations under or by reason of this Agreement.

     9.2 NON-DISCLOSURE OF INFORMATION. Seller expressly covenants and agrees that it will not at any time, directly or indirectly, on any basis for any reason, use or permit third parties within their control or authority or under their supervision to use any trade secrets, confidential information or proprietary information of, or relating to, the Business ("Confidential Information"), other than in furtherance of the Business Confidential Information shall include, without limitation, data and other information relating to any of such party's processes, apparatus, products, software, packages, programs, trends in research, product development techniques or plans, research and development programs and plans or any works and all secrets, customer lists lists of haulers and carters, lists of employees, sales representatives and their territories, mailing lists, details of consultant contracts, pricing policies, operational methods, marketing plans or strategies, business acquisition plans, new personnel acquisition plans, designs and design projects and other confidential business affairs concerning the Buyer and the Buyer's business~ Seller, Buyer or any Affiliate of Seller or Buyer, whether for its own account or otherwise, and will not divulge such Confidential Information to any Person other than in furtherance of this Business. Seller shall not be prohibited from divulging information deemed to be a trade secret or confidential or proprietary information of the Business; (i) if the specific item of information becomes generally available to the public without violation of this Agreement or any other confidentiality agreement among or between Buyer and Seller, or (ii) if such disclosure is compelled by law, in which event Seller agrees to give Buyer prior written notice of any disclosure to be made pursuant to this subsection (ii), and Seller, at Buyer's expense, shall cooperate fully with Buyer to obtain protective orders, confidential treatment or other such protective action as may be available to preserve the confidentiality of the information required to be disclosed.

     9.3 REMEDIES. Nothing contained herein is intended to or shall be construed to limit the remedies which either party may have against the other in the event of a breach of or default under this Agreement, it being intended that any remedies shall be cumulative and not exclusive.

     9.4 ENTIRE AGREEMENT, MODIFICATION AND WAIVER. This Agreement, including the Schedules attached hereto and the documents delivered pursuant hereto, constitutes the entire agreement between the parties. No changes of, modifications of, or additions to this Agreement shall be valid unless the same shall be in writing and signed by all parties hereto. No action taken pursuant to this Agreement, including any investigation by or on behalf of any Party, shall be deemed to constitute a waiver by the Party taking the action of compliance by the other Party with any representation, warranty, covenant or agreement contained herein or in any document delivered pursuant hereto. The waiver by any party hereto of any condition or of a breach of another provision hereof shall not operate or be construed as a waiver of any other condition or subsequent breach. The waiver by any party of any of the conditions precedent to its obligations under this Agreement shall not preclude it for seeking redress for breach of this Agreement other than with respect to the condition so waived.

     9.5 SEVERABILITY. If any provision of this Agreement shall be determined to be contrary to law and unenforceable by any court of law, the remaining provisions shall be severable and enforceable in accordance with their terms,

     9.6 COUNTERPARTS. This Agreement may be executed in one or more identical counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

     9.7 HEADINGS INTERPRETATION. The table of contents and article and section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of the Agreement. Both parties have participated substantially in the negotiation and drafting of this Agreement and each party hereby disclaims any defense or assertion in any litigation or arbitration that any ambiguity herein should be construed against the draftsman.

     9.8 GOVERNING LAW. This Agreement shall be construed and interpreted according to the Laws of the State of New York, without regard to its principles of conflicts of laws. Any proceeding brought by the parties to this Agreement shall be brought in the Courts of the State of New York.

     9.9 PAYMENT OF TAXES, FEES AND EXPENSES. Each party hereto shall pay all fees and expenses of such party's respective counsel, accountants and other experts and all other expenses incurred by such party incident to the negotiation, preparation and execution of this Agreement and the consummation of the transaction contemplated hereby, including any finder's or brokerage fees. Seller shall be solely liable for any and all taxes imposed on Seller as a result of the transactions or otherwise arising from this Agreement.

     9.10 NOTICES. Any notice, demand or communication required, permitted or desired to be given hereunder shall be in writing and shall be deemed effectively given when personally delivered, delivered by facsimile or other electronic means (including telecopy and telex) or overnight courier, or five (5) days after being deposited in the United States mail, postage prepaid, certified or registered, return receipt required. All notices shall be addressed as follows:


If to Buyer:                                                    If to Seller:

           Tribeka Tek, Inc.                                               NYN
International LLC.
           1510 51 St.
2303 South Blvd.,
           Brooklyn, NY 11219                                         Houston,
Tx. 77098.





Any such notice shall be effective upon: (i) receipt if delivered by facsimile transmission or overnight or other courier service, or (ii) if mailed, five (5) days after deposit with the U.S. Postal Service or the date of delivery as shown on the return receipt therefore. Either Party may change the address to which notices are to be addressed by giving the other Party notice in the manner herein set forth.

     9.11 FURTHER ACTS. Buyer and Seller shall, without further consideration, execute and deliver such further instruments and documents and do such other acts and things as the other may reasonably request in order to confirm the transactions contemplated by this Agreement. Without limiting the foregoing, Seller shall deliver to Buyer any and all checks, drafts or other forms of payment received in respect of any of the Accounts Receivable acquired by Buyer pursuant to the terms of this Agreement and any of the Accounts Receivable subsequent to the Closing Date derived from the operations of the Business after the Effective Time.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the day and year first above written.

                                     BUYER:

                                TRIBEKA TEK, INC.



               By-/s/   Ethel Schwartz, President




                                     SELLER:
NYN International LLC.


               By-_ /s/   Ron Kallus, President

                               TABLE OF SCHEDULES

SCHEDULE A          Purchased Assets, Purchased Assets - Required Consents,
Personal Property Owned, Excluded Assets, Insurance Policies.

1.  Assignment of Provisional Patent Docket # NYN002
2.  Assignment of Reciprocal Enhanced Services International Agreement with
Novolink    Management LLC.
3.  Assignment of Agreement with Kanaga Network Solutions
4.  Assignment of Agreement with Platin

SCHEDULE B     Assumed Liabilities, Assumed Liabilities - Required Consents,
Undisclosed Liabilities, Taxes Owing, Outstanding Liens, Indebtedness to and from Officers, Directors and Others

                                                                  NONE


SCHEDULE C     Intentionally Blank

SCHEDULE D                                          Intentionally Blank

SCHEDULE E     Licenses and Permits, Required Consents

SCHEDULE F     Contracts, Contracts - Required Consents, Employment
     Agreements
1.  Assignment of Reciprocal Enhanced Services International Agreement with
Novolink    Management LLC.
2.  Assignment of Agreement with Kanaga Network Solutions
3  Assignment of Agreement with Platin



SCHEDULE G          Rental Due, Leases Subject to Consent for Assignment t
to Buyer

SCHEDULE H     Intellectual Property

1.  Assignment of Provisional Patent Docket # NYN002


SCHEDULE I     Pending Litigation and Arbitration

SCHEDULE J     Employee Benefit Plans
                                                                   NONE

SCHEDULE K     Bill of Sale

SCHEDULE L     Assignment and Assumption Agreement

SCHEDULE M     Employment Agreements
                                                                  NONE

SCHEDULE N     Arbitration Agreement




BILL OF SALE & ASSIGNMENT AND ASSUMPTION AGREEMENT

     This Bill of Sale and Assignment and Assumption Agreement (this "Assignment and Assumption") is made as of January 18, 2006 between NYN International LLC ("Seller/ Transferor"), and the Buyer, Tribeka Tek, Inc.

     This Assignment and Assumption Agreement is entered into pursuant to, and is subject to, the Asset Purchase Agreement dated as of January 18, 2006 by and between Seller and Purchaser (the "Agreement").

     This Assignment and Assumption Agreement shall have the meanings given to such terms in the Asset Purchase Agreement. In consideration of the foregoing premises, all of the Assets and described in Schedule A-N of the Asset Purchase Agreement and sufficiency of which are hereby acknowledged, Seller does hereby sell, Sell , assign and convey unto Buyer, its successors and assigns, all of the Assets, and Buyer does not assume any liabilities. No provisions set forth in this Assignment and Assumption shall be deemed to enlarge, alter or amend the terms and provisions of the Asset Purchase Agreement. In the event of any conflict between the provisions of this Assignment and Assumption and the provisions of the Asset Purchase Agreement, the Asset Purchase Agreement shall control.

     This Assignment and Assumption is made solely for the benefit of Seller and Purchaser and no third party shall have any right to enforce its terms or to rely on it. This instrument and the rights of the parties under it shall be governed by and construed in accordance with laws of the State of New York without regard to its conflicts of laws rules.

     This Assignment and Assumption may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Assignment and Assumption effective as of the date first written above.

SIGNATURE PAGES

SELLER

NYN INTERNATIONAL LLC

RON KALLUS, /s/ PRESIDENT

BUYER

TRIBEKA TEK, INC.

ETHEL SCHWARTZ_/s/PRESIDENT




































ARBITRATION AGREEMENT

THIS  AGREEMENT ("Arbitration Agreement") between the parties that are signatory to an Asset Purchase Agreement , a copy of which is/are attached hereto as Exhibit A (each individually referred to herein as a "party" or collectively
referred  to    herein  as  the  "parties").


WITNESSETH

A. WHEREAS, the parties have entered into certain written agreements in connection with a transaction where Tribeka Tek, Inc. is purchasing all of the assets and intellectual properties of VGTel from NYN International LLC.

B. WHEREAS, the parties wish to provide arbitration as the sole remedy for resolution of any dispute, claim or controversy of any kind or nature arising out of or relating to the breach, termination, or validity of such written agreements, except as specified herein:

NOW THEREFORE, in consideration of the foregoing recitals, the mutual covenants contained herein, and other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.     Exclusive  Remedy.

Arbitration shall be the sole and exclusive remedy for any dispute, claim or controversy of any kind or nature (a "Claim") arising out of or relating to the breach, termination or validity of any the agreements (the "Agreements") entered into by the parties hereto and identified in the attached Exhibit A


2.     Claims  not  Subject  to  Arbitration.

This Agreement does not apply to (a) any legal action by the parties seeking injunctive relief for breach or enforcement of any provision in any of the Agreements which would cause the complaining party or parties irreparable harm and for which there is no adequate remedy at law and (b) any agreement, provision or undertaking that provides it is not subject to arbitration.

3.     Procedure.

Any Claim submitted to arbitration shall be decided by a single neutral arbitrator (the "Arbitrator"). The parties to the arbitration shall mutually select the Arbitrator not later than forty-five (45) days after service of the demand for arbitration. If the parties for any reason do not mutually select the Arbitrator within the forty-five (45) day period, then any party may apply to a court of competent jurisdiction as noted in paragraph 4 below, to appoint a retired judge as the Arbitrator. The parties agree that arbitration shall be conducted in accordance with the commercial arbitration rules then in effect of the American Arbitration Association.

The Arbitrator shall apply the substantive federal, state, or local laws of the County and City of New York, Borough of Manhattan and of the United States District Court for the Southern District of New York, applicable to any Claim submitted to arbitration. In ruling on any such Claim, the Arbitrator shall have the authority to award only such remedies or forms of relief as are provided for under the substantive law governing such Claim, but in any event, the Arbitrator shall not award any punitive, exemplary or consequential damages. The award entered by the Arbitrator shall be final and binding on all parties participating in the arbitration.

4.  Consent  to  Jurisdiction

The parties consent to the jurisdiction of the Supreme Court of the State, County and city of New York, Borough of Manhattan and of the United States District Court of the Southern District of the Sate of New York for the arbitration proceedings and to enforce the judgment of the award in such arbitration proceedings, but not otherwise. The parties may bring an action in any such court to compel arbitration in accordance with the terms of this Arbitration Agreement.

5.     Costs

Any fees and costs incurred in the arbitration will be shared equally by the parties participating in the arbitration, except that the Arbitrator may reallocate such fees among such parties if the Arbitrator determines that an equal allocation would impose an unreasonable financial burden on any one or more parties.

The parties shall be responsible for their own attorneys' fees and costs, except that the Arbitrator shall have the authority to award attorneys' fees and costs to the prevailing party iii accordance with the applicable law governing the dispute.

6.     Interpretation.

The Arbitrator, and not any federal or state court, shall have the exclusive authority to resolve any issue relating to the interpretation, formation or enforceability of this Agreement, or any issue relating to whether a Claim is subject to arbitration under this Arbitration Agreement



     IN WITNESS WHEREOF, this Agreement has been entered into by the parties as of January18, 2006.


BUYER:                                                         SELLER:

             Tribeka  Tek,  Inc.                                        NYN
International  LLC


   _                    By  /s/ Ethel  Schwartz,  President
                        By  /s/   By  Ron  Kallus,
President






                                 ASSET PURCHASE AGREEMENT

     This ASSET PURCHASE AGREEMENT (the "Agreement") is made effective as of this18th day of January 2006 by and among TRIBEKA TEK, INC. (""TTI" or "Buyer"), a corporation with the principal office located at 1510 51 St., Brooklyn, NY 11219, and NYN International LLC. ("NYN" or "Seller") Texas Corporation located at 2303 South Blvd., Houston, Tx. 77098.

     RECITALS

          A. Buyer desires to purchase from Seller the Purchased Assets on the following terms and conditions; and

          B. Seller desires to sell to Buyer the Purchased Assets on the following terms and conditions.

          NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants, representations, warranties, conditions, and agreements hereinafter expressed, the Parties agree as follows:

                                        ARTICLE I. DEFINITIONS

          In addition to those capitalized terms defined throughout this Agreement, the following terms shall have the meanings ascribed to them here below:

          1.1 "CLOSING" means the consummation of the transactions contemplated by this Agreement.

          1.2 "CLOSING DATE" MEANS THE date hereof, or such later mutually agreeable date within ten (10) days of the date hereof as the Parties may designate in writing.

          1.3 "EFFECTIVE TIME" means the effective time of the Closing, which shall be as of 11:59 p.m. on the day preceding the Closing Date.

          1.4 "PERSON" means any natural person, any corporation, partnership, limited liability company, limited liability partnership, joint venture, association, company, or other legal entity, and any Government.







     ARTICLE II.

                           PURCHASE AND SALE OF PURCHASED ASSETS

          2.1 ASSETS TO BE PURCHASED.

          (a) Subject to the terms and conditions hereof on the Closing Date, and as of the Effective Time, Seller shall sell to Buyer, free and clear of all liens, claims, restrictions or encumbrances of any kind, unless otherwise provided herein, all assets and property and associated rights and interests, real, personal, and mixed, tangible and intangible, of whatever kind, owned, used or held for use by Seller (the "Purchased Assets") in connection with the business and operations of Seller (the "Business"). Without limiting the generality of the foregoing, the Purchased Assets include the following items:

     (i) All assets reflected and/or described on the asset list attached as Schedule -------- A;

     (ii) All accounts receivable of Seller in connection with the Business;

     (iii) All contracts of Seller with customers, all contracts for the leasing of equipment by Seller and all of Seller's software licenses or other intellectual property licenses;

     (iv) All permits, approvals, licenses and certifications issued to Seller by any government authority or by a private testing or certifying authority in connection with the Business, to the extent assignable under the terms thereof and applicable law;

     (v) All patents, trademarks, service marks, trade names, corporate names, copyrights, and copyrighted works; registrations thereof and applications therefore; trade secrets, software (whether in source code or object code), firmware, mask works, programs, inventions, discoveries, proprietary processes, and items of proprietary know-how, information, data or intellectual property, proprietary prospect lists, customer lists, projections, analyses, and market studies; and licenses, sublicenses, assignments, and agreements in respect of any of the foregoing (the "Intellectual Property"), documentation thereof and the goodwill associated therewith and the right and power to assert, defend and recover title thereto in the same manner and to the same extent as Seller could or could cause to he done if the transactions contemplated hereby did not occur, and the right to recover for past damages on account of the infringement, misuse, or theft thereof. (vi) All records, including business, computer, engineering, and other records, and all associated documents, discs, tapes, and other storage or recordkeeping media of Seller prepared or held in connection with the Business, including but not limited to all sales data, customer lists, accounts, bids, contracts, supplier records, and other data and information of the Business, excluding corporate minute books of Seller;

     (vii) All rights and claims against others under contracts; and

     (viii) All other claims against others, rights, and choses in action, liquidated or unliquidated, of Seller arising from the Business, including those arising under insurance policies.

     2.2 CONSIDERATION. The consideration to be paid by Buyer to Seller shall be as follows:

     Buyer has effected a forward split of 826.67 shares for every one share of Tribeka Tek, Inc. outstanding, bringing the outstanding shares from 1500 to 1,240,000.

     Upon Closing Buyer will deliver 2,760,000 restricted shares to shareholders of NYN International LLC., to be designated by Seller and authorized the Name change from Tribeka Tek, Inc. to VGTel, Inc.

     Buyer appointed Ron Kallus as CEO, Chairman and Treasurer, and Israel Hason as VP Marketing & Director and Niva Kallus as Secretary. Ethel Schwartz and Hyman Schwartz resigned as officers and directors.

     Buyer undertakes to conduct best efforts to prepare all of the necessary filings and due diligence for filing an SB-2 with the SEC. Once effective, buyer shall arrange with market maker for filing an A-211 and shall be responsible for coordinating all of the steps necessary to submit the appropriate information to the NASD.

          2.3 CLOSING. The Closing shall take place at 12:00 p.m. on the Closing Date via email and fax communication.

                                       ARTICLE  III.  REPRESENTATIONS  AND
                                       WARRANTIES OF SELLER

          Seller hereby make the following representations and warranties, each of which is true and correct on the date hereof and each of which shall be true and correct on the Closing Date and shall survive the Closing Date and the transactions contemplated hereby.

          3.1 CORPORATE EXISTENCE AND POWER OF SELLER. Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Texas. Except as set forth on the attached Schedules, Seller has the corporate power and authority to own and use its assets and to transact the business in which it is engaged, holds all franchises, licenses and permits necessary and required therefore, is duly licensed or qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such license or qualification is required. Seller has the corporate power to enter into this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby.

          3.2 APPROVAL AND ENFORCEABILITY OF AGREEMENT. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized, approved and ratified by all necessary action on the part of Seller. Certified copies of all required resolutions, authorizations, consents, approvals and/or ratifications have been provided to Buyer and no such resolution, authorization, consent or approval has been altered, amended, rescinded, repealed or revoked. Seller has full authority to enter into and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. Assuming the due execution and delivery hereof by Buyer, this Agreement is the legal, valid and binding obligation of Seller, enforceable against Seller according to its terms.

          3.3 UNDISCLOSED LIABILITIES. Seller does not have any liabilities whatsoever, known or unknown, asserted or unasserted, liquidated or unliquidated, accrued, absolute, contingent, or otherwise, and there is no basis for any claim against Seller for any such liability except
          (a) to the extent set forth in the Financial Statements, or (b) to the extent set forth on Schedule B. ----------

          3.4 TAXES. Except as set forth on Schedule B, all tax and information ---------- returns required to be filed by Seller on or prior to the Closing Date with respect to taxes imposed on or assessed to Seller have been or will be timely filed. All amounts shown on each of such returns have been paid or will be paid when due. Any taxes which are to be assumed by Buyer in respect of the Purchased Assets which at the Closing Date are not yet due and owing will be adequately reflected on Schedule B. There are no grounds for the assertion or assessment of -------- - any taxes against Seller, the Purchased Assets or the Business other than those reflected or reserved against on the Financial Statements or Schedule B hereto. ---------- Neither the Purchased Assets nor the Business are encumbered by any liens arising out of any unpaid taxes and there are no grounds for the assertion or assessment of any liens against the Purchased Assets or the Business in respect of any taxes (other than liens for taxes if payment thereof is not yet required, and which are set forth on Schedule B hereto). The transactions contemplated by ---------- this Agreement will not give rise to (i) the creation of any liens against the Purchased Assets or the Business in respect of any taxes or (ii) the assertion of any additional taxes against the Purchased Assets or the Business. There is no action or proceeding or unresolved claim for assessment or collection, pending or threatened, by, or present or expected dispute with, any government authority for assessment or collection from Seller of any taxes of any nature affecting the Purchased Assets or the Business There is no extension or waiver of the period for assertion of any taxes against Seller affecting the Purchased Assets or the Business. None of the Purchased Assets are subject to a tax indemnification agreement.

          3.5 PERSONAL PROPERTY - OWNED. Except as set forth on Schedule A ---------- hereto, Seller has good and marketable title to all personal property included in the Purchased Assets, including in each case all personal property reflected in the Financial Statements or acquired after the date thereof (except any personal property subsequently sold in the ordinary course of the Business), free and clear of all liens, claims and encumbrances and there exists no restriction on the use or transfer of such property.

          3.6 REAL AND PERSONAL PROPERTY - LEASED TO SELLER. Set forth on Schedule G hereto is a copy of each lease under which Seller is the lessee of --- any real property in connection with the Business, and on Schedule G hereto is a ---------- description of each lease under which Seller is the lessee of any personal property in connection with the Business. Seller has delivered to Buyer a true, correct and complete copy of each lease identified on Schedule G. The premises ---------- or property described in said leases are presently occupied or used by Seller as lessee under the terms of such leases. Except as set forth on Schedule U, all ---------- rentals due under such leases have been paid and there exists no default under the terms of any such leases and no event has occurred which, upon passage of time or the giving of notice, or both, would result in any event of default or prevent Seller from exercising and obtaining the benefits of any rights or options contained therein. Seller has all right, title and interest of the lessee under the terms of said leases, free of all liens and all such leases are valid and in fill force and effect. Except as set forth on Schedule 0, no ---------- consent is necessary for the assignment to Buyer of such leases under which Seller is lessee, Upon the Closing, Buyer will have all right, title and interest of the lessee under the terms of such leases, free of all liens. There is no default or basis for acceleration or termination under, nor has any event occurred nor does any condition exist which, with the passage of time or the giving of notice, or both, would constitute a default or basis for acceleration under any underlying lease, agreement, mortgage or deed of trust which default or basis for acceleration would adversely affect any lease described on Schedules U or the property or use of the property covered by such lease. --- Subject to any consent required of a lessor as set forth on Schedule U, there ---------- will be no default or basis for acceleration under any such underlying lease, agreement, mortgage or deed of trust as a result of the transactions provided for in this Agreement.

          3.7 INTELLECTUAL PROPERTY.

          (a) Schedule H contains a true, complete and accurate list of all ---------- Seller's Intellectual Property.

          3.8 NECESSARY PROPERTY AND TRANSFER OF PURCHASED ASSETS. The Purchased Assets constitute all of Seller's property and property rights now used, useful or necessary for the conduct of the Business in the manner and to the extent presently conducted and planned by Seller. No such assets or property are in the possession of others and Seller holds no property on consignment. No consent is necessary to, and there exists no restriction on, the transfer of any of the Purchased Assets. There exists no condition, restriction or reservation affecting the title to or utility of the Purchased Assets or Assumed Liabilities which would prevent Buyer from occupying or utilizing the Purchased Assets or enforcing the rights under the Assumed Liabilities, or any part thereof to the same full extent that Seller might continue to do so if the sale and transfer contemplated hereby did not take place.

     Upon the Closing, good and marketable title to the Purchased Assets and the rights under the Assumed Liabilities shall be vested in Buyer free and clear of all liens, claims and encumbrances.

          3.9 USE AND CONDITION OF PROPERTY. Seller shall take all action necessary to provide to Buyer the benefit of all manufacturer's warranties and maintenance contracts covering equipment included in the Purchased Assets, to the extent that such warranties exist and are in the possession of the Seller. Seller has taken no action nor has Seller failed to take any action that might nullify or release any such manufacturer from any liabilities under such warranties or maintenance contracts.

     EXCEPT AS PROVIDED HEREIN, NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, IS MADE WITH RESPECT TO THE CONDITION OR FITNESS FOR A PURPOSE OR PARTICULAR USE OF THE ASSETS INCLUDED IN THE PURCHASED ASSETS, IT BEING UNDERSTOOD THAT SUCH ASSETS ARE ACQUIRED OR PURCHASED BY BUYER IN AN "AS IS" CONDITION.

     3.10 LICENSES AND PERMITS. Set forth on Schedule Ehereto is a ---------- description of each license or permit held or pending for the Seller, which licenses or permits are required for the conduct of the Business together with the name of the government agency or entity that issues such license or permit. Such licenses and permits are valid and in full force and effect or are pending, as indicated on Schedule E. Except as noted on Schedule E, such licenses and ---------- ---------- permits are freely transferable by Seller, and upon Closing, Buyer will have the right, title and interest of the holder thereof.

          3.11 CONTRACTS-DISCLOSURE. Set forth on Schedule Fis a list of all ---------- contracts of Seller. Each contract is a valid and binding obligation of the parties thereto, enforceable in accordance with its terms, and in full force and effect. No party to any contract is in breach or violation thereof or default thereunder. No event has occurred which, through the passage of time or the giving of notice, or both, would constitute, and neither the execution of this Agreement nor the Closing do or will constitute or result in, a breach or violation of or default under any contract, or would cause the acceleration of any obligation of any party thereto or the creation of a lien upon any Purchased Asset. Each such contract will be duly assigned to Buyer on the Closing Date and upon such assignment, Buyer will acquire all right, title and interest of Seller in and to such contract and will be substituted for Seller under the terms of such contract. Except as set forth on Schedule F, no consent is required for ---------- such assignment.

          3.12 NO BREACH OF LAW OR GOVERNING DOCUMENTS. Except as set forth on Schedule E Seller has complied with and is not in default under or in breach or -------- violation of any applicable law' of any government body, or the provisions of any franchise or license, or in default under or in breach or violation of any provision of its articles or certificate of incorporation or its bylaws. Neither the execution of this Agreement nor the Closing will constitute or result in any such default, breach or violation. No government permits or consents are necessary to effect the transactions contemplated hereby.

          3.13 LITIGATION AND ARBITRATION. Except as set forth on Schedule I ---------- hereto, there is no suit, claim, action or proceeding now pending or, to the best knowledge of Seller, its officers and directors, threatened before any court, grand jury, administrative or regulatory body, government agency, arbitration or mediation panel or similar body, nor are there any grounds therefore, to which Seller, officers or directors is a party or which may result in any judgment, order, decree, liability, award or other determination which will, or could, individually or in the aggregate, result in a Material Adverse Change. No such judgment, order, decree or award has been entered against Seller nor has any such liability been incurred which has, or could have, such effect. There is no claim, action or proceeding now pending or threatened before any court, grand jury, administrative or regulatory body, government agency, arbitration or mediation panel or similar body which will, or could, prevent or hamper the consummation of the transactions contemplated by this Agreement, Seller, its officers and directors are not now nor have been threatened or subject to, and there are no grounds for, any suit, claim, litigation, proceeding (administrative, judicial, or in arbitration, mediation or alternative dispute resolution), government or grand jury investigation, or other action or order, writ, injunction, or decree of any court or other Government relating to personal injury, death, or property or economic damage arising from products of the Seller.

          3.14 INDEBTEDNESS TO AND FROM OFFICERS, DIRECTORS AND OTHERS. Except as set forth on Schedule B, (a) Seller is not indebted to any shareholder, ---------- director, officer, employee or agent of Seller except for amounts due as normal salaries, wages and bonuses and in reimbursement of ordinary expenses on a current basis and (b) no shareholder, director, officer, employee or agent of Seller is indebted to Seller except for advancements for ordinary business expenses in a normal amount.

          3.15 LABOR AGREEMENTS AND EMPLOYMENT AGREEMENTS. Except as set forth on Schedule F, Seller is not a party to (a) any union collective bargaining, works ---------- council, or similar agreement or arrangement, or (b) any written or oral employment agreement. True, correct and complete copies of all documents creating or evidencing any agreement or arrangement listed on Schedule F have ---------- been delivered to Buyer. Seller is in compliance in all material respects with all laws respecting employment conditions and practices, has withheld and paid all amounts required by applicable law to be withheld from the wages and salaries of its employees, and is not liable for any arrears of wages or any taxes (other than wages and taxes that have not become due or payable) or penalties for failure to comply with any of the foregoing,

     3.16 EMPLOYEE BENEFIT PLANS. Except as set forth on Schedule I, Seller has ---------- no pension, thrift, savings, profit sharing, retirement, incentive bonus or other bonus, medical, dental, life, accident insurance, benefit, employee welfare, disability, group insurance, stock appreciation, stock option, executive or deferred compensation, hospitalization or other similar fringe or employee benefit plans, programs or arrangements. Each such employee plan or agreement has been furnished to Buyer. Seller is in compliance with all provisions of the Employee Retirement Security Act of 1934, as amended ("ERJSA"). Buyer is not required under ERJSA or the Internal Revenue Code of 1986, as amended (the "Code") to establish, maintain or continue any employee plan agreement maintained by Seller. The consummation of the transactions contemplated by this Agreement will not
     (A) entitle any current or former employee of Seller to severance pay, unemployment compensation or any other payment, (B) accelerate the time of payment or vesting, or increase the amount of compensation due to any such employee or former employee, (C) result in any prohibited transaction described in Section 406 of ERISA or Section 4975 of the Code for which an exemption is not available, or (D) give rise to the payment of any amount that would not be deductible pursuant to the terms of Section 280G of the Code.

          3.17 INSURANCE POLICIES. Set forth on Schedule A hereto is a list of ---------- all insurance policies and bonds in force covering or relating to the Purchased Assets or the Business. Policies thereon described evidence insurance in such amounts and against such risks and losses as are generally maintained with respect to comparable businesses and properties.

     3.18 BROKER'S FEES. Seller has not retained any broker, finder or agent or agreed to pay any broker's fees, finder's fees or commissions with respect to the transactions contemplated by this Agreement.

          3.19 BOOKS AND RECORDS. The books of account, stock record books and minute books and other corporate records of Seller are in all material respects complete and correct, have been maintained in accordance with good business practices and the matters contained therein are accurately reflected on the Financial Statements. The minute books and stock books of Seller have been made available to Buyer and are correct and complete to the date hereof

          3.20 DISCLOSURE. No representation or warranty of Seller herein and no statement, information or certificate furnished or to be furnished by or on behalf of Seller pursuant hereto or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.

     ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF BUYER

          Buyer hereby makes the following representations and warranties each of which is true and correct on the date hereof and each of which shall be true and correct on the Closing Date and shall survive the Closing Date and the sale contemplated hereby,

               4.1 CORPORATE EXISTENCE OF BUYER. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of New York. Buyer has the corporate power and authority to own and use its properties and to transact the business in which it is engaged. As of the date hereof, "TTI" is qualified to do business in New York. "TTI" does not own any shares of capital stock or other interest in any corporation, partnership, association or other entity.

          4.2 APPROVAL OF AGREEMENT. THE EXECUTION AND delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized, approved and ratified by all necessary action on the part of Buyer. Copies of all required resolutions, authorizations, consents, approvals and/or ratifications have been provided to Seller and no such resolution, authorization, consent or approval has been altered, amended, rescinded, repealed or revoked. Buyer has full authority to enter into and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. Assuming the due execution and delivery hereof by Seller, this Agreement is the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms,

          4.3 NO BREACH OF ARTICLES OR INDENTURES. The execution of this Agreement and the consummation of the transactions contemplated hereby has not and will not constitute or result in the breach of any of the provisions of, or constitute a default under, the operating agreement of Buyer, or any material indenture, evidence of indebtedness or other commitment to which Buyer is a party or by which it is bound, which breach of default would have a material adverse effect on the consummation of the transactions contemplated by this Agreement.

     4.4 BROKER'S FEES. Buyer has not retained any broker, finder or agent or agreed to pay any broker's fees, finder's fees or commissions with respect to the transactions contemplated by this Agreement.

                 4.5 CAPITALIZATION. The number of authorized, issued and outstanding shares of Company Stock as of the date hereof is 200,000,000. The number of Shares issued and outstanding following the issuance and cancellations outlined in Paragraph
                 2.3 shall be:

     An aggregate of 4,000,000 Common Shares issued. No Preferred Shares have been issued to date.

                    4.6 FINANCIAL STATEMENTS. The Financial Documents contain the (i) audited balance sheets of "TTI" as of December 30 , 2004, and December 30, 2005 (including the notes thereto), and the related statements of operations, cash flows and shareholders' equity (deficit) for each of the years then ended, and The "TTI" Financial Statements fairly present the financial condition and the results of operations, changes in stockholders' equity and cash flows of "TTI" at the respective dates of and for the periods referred to in the "TTI" Financial Statements, which were prepared in conformity with GAAP, consistently applied.

     FINANCIAL STATEMENT COMPLIANCE. "TTI"s Financial Statements have been prepared in accordance with Regulation S-X or S-B, as applicable, adopted under the 1934 Act, for the periods specified.

     ARTICLE V. CLOSING

          5.1 DELIVERIES BY SELLER. On the Closing Date, Seller shall deliver or cause to be delivered the following to Buyer:

          (a) Bill of Sale. Seller shall deliver a Bill of Sale in form and ------- ---- substance as attached hereto as Schedule K, and any other necessary or ---------- appropriate documents conveying to Buyer good and marketable title to the Purchased Assets; and

          (b) Assignment and Assumption Agreement. Seller shall deliver an ------------------------------------ Assignment and Assumption
          Agreement in form and substance as attached hereto as Schedule L, with related consents, if any are so required. ----------

          5.2 DELIVERIES BY BUYER ON THE Closing Date, Buyer shall deliver, or cause to be delivered to Seller:

          (a) Payment of Purchase Price. Seller shall receive from Buyer the ---------- -------------- Purchase Price and the Assignment and Assumption Agreement, duly executed by Buyer.

          (b) Member's Interest. One or more certificates representing the ----------------- Member's Interests described in Section 2.3(c).

          (c) Employment Contract. Buyer shall have executed separate employment -------------------- agreements with [IF APPLICABLE] in form and substance as set forth in Schedule M ----------

     ARTICLE VI. INDEMNIFICATION

          6.1 INDEMNIFICATION OF BUYER. Seller hereby agrees to indemnify and hold Buyer, its shareholders, directors, officers, employees, Affiliates, successors, assigns and agents of each of them (collectively, the "Indemnified Parties") harmless from, against and in respect of, and waives any claim for contribution or indemnity with respect to, any and all claims, losses, damages, liabilities, expenses or costs ("Losses"), plus reasonable attorneys' fees and expenses incurred in connection with Losses and/or enforcement of this Agreement, plus interest from the date incurred through the date of payment at the prime lending rate as published in the Wall Street Journal from time to time prevailing (in all, "Indemnified Losses") incurred or to be incurred by any of them (a) to the extent resulting from or arising out of, or alleged to result from or arise out of, any breach or violation of the representations, warranties, covenants or agreements of Seller contained in this Agreement, or in any exhibit, statement, schedule, certificate, instrument or document delivered pursuant hereto, including provisions of this Article VII, and (b) to the extent resulting from or arising out of, or alleged to result from or arise out of, any liability or obligation of Seller not expressly assumed by Buyer hereunder.

          6.2 INDEMNIFICATION OF SELLER. Buyer hereby agrees to indemnify and hold Seller, its shareholders, directors, officers, employees, Affiliates, successors, assigns and agents of each of them (collectively, the "Indemnified Parties") harmless from, against and in respect of, and waives any claim for contribution or indemnity with respect to, any and all claims, losses, damages, liabilities, expenses or costs ("Losses"), plus reasonable attorneys' fees and expenses incurred in connection with Losses and/or enforcement of this Agreement, plus interest from the date incurred through the date of payment at the prime lending rate as published in the Wall Street Journal from time to time prevailing (in all, "Indemnified Losses") incurred or to be incurred by any of them to the extent resulting from or arising out of, or alleged to result from or arise out of, any breach or violation of the representations, warranties, covenants or agreements of Buyer contained in this Agreement, or in any exhibit, statement, schedule, certificate, instrument or document delivered pursuant hereto.

     6.3 PARTICIPATION IN LITIGATION. In the event any suit or other proceeding is initiated against an Indemnified Party with respect to which Buyer alleges Seller is or may be obligated to indemnify an Indemnified Party hereunder, Seller shall be entitled to participate in such suit or proceeding, at its expense and by counsel of its choosing, provided that
     (a) such counsel is reasonably satisfactory to Buyer, and (b) Buyer shall retain primary control over such suit or proceeding. Such counsel shall be afforded access to all information pertinent to the suit or proceeding in question. Buyer shall not settle or otherwise compromise any such suit or proceeding without the prior consent of Seller, which consent shall not be unreasonably withheld, if the effect of such settlement or compromise would be to impose liability on Seller, hereunder.

          6.4 CLAIMS PROCEDURE. In the event from time to time Buyer believes that it or any other Indemnified Party has or will suffer any Losses for which Seller is obligated to indemnify it hereunder, it shall promptly notify Seller in writing of the matter, specifying therein the reason why Buyer believes that Seller is or will be obligated to indemnify, the amount, if liquidated, to be indemnified, and the basis on which Buyer has calculated such amount; if not yet liquidated, the notice shall so state; provided, however, that the right of a person to be indemnified hereunder shall not be adversely affected by a failure to give such notice unless, and then only to the extent that, an Indemnifying Party is prejudiced thereby. Seller shall pay any amount to be indemnified hereunder not more than five days after receipt of notice from Buyer of the liquidated amount to be indemnified.



     ARTICLE VII. DISPUTE RESOLUTION

          7.1 SCOPE; INITIATION. Resolution of any and all disputes arising from or in connection with this Agreement, whether based on contract, tort, statute or otherwise, including, disputes over arbitrability or disputes in connection with claims by third persons ("Disputes") shall be exclusively governed by and settled in accordance with the provisions of this Article VII provided, that the foregoing shall not preclude equitable or other judicial relief to enforce the provisions hereof or to preserve the status quo pending resolution of Disputes hereunder; and provided further that resolution of Disputes with respect to claims by third persons shall be deferred until any judicial proceedings with respect thereto are concluded. Either Party to this Agreement may commence proceedings hereunder by delivery of written notice providing a reasonable description of the Dispute to the other, including a reference to this Article VII (the "Dispute Notice").

          7.2 ARBITRATION. Arbitration shall be the sole and exclusive remedy for any dispute, claim, or controversy of any kind or nature arising out of, related to, or connected with this Agreement and the arbitration shall be governed by and conducted in accordance with the Arbitration Agreement attached hereto and incorporated herein by reference as Schedule N. ----------

     ARTICLE VLLL 8.3 OFFICERS & BOARD OF DIRECTORS:

     As of the date of this agreement, the Officers & Directors shall be:

     OFFICERS & DIRECTORS:

                            CHAIRMAN & CEO & TREASURER - RON KALLUS, NIVA KALLUS SECRETARY, DIRECTOR ISRAEL HASON, DIRCTOR



     RESIGNING OFFICERS AND DIRECTORS

     ETHEL SCHWARTZ HYMAN SCHWARTZ







     ARTICLE VLX. MISCELLANEOUS

          9.1 ASSIGNMENT; BINDING AGREEMENT. Neither this Agreement nor any of Buyer's or Sellers rights or obligations hereunder may be assigned without the other Party's prior written consent. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and to their respective successors and permitted assigns Nothing in this Agreement, express or implied, is intended to confer upon any person other than the Parties and their respective successors and permitted assigns, any tights, remedies or obligations under or by reason of this Agreement.

          9.2 NON-DISCLOSURE OF INFORMATION. Seller expressly covenants and agrees that it will not at any time, directly or indirectly, on any basis for any reason, use or permit third parties within their control or authority or under their supervision to use any trade secrets, confidential information or proprietary information of, or relating to, the Business ("Confidential Information"), other than in furtherance of the Business Confidential Information shall include, without limitation, data and other information relating to any of such party's processes, apparatus, products, software, packages, programs, trends in research, product development techniques or plans, research and development programs and plans or any works and all secrets, customer lists lists of haulers and carters, lists of employees, sales representatives and their territories, mailing lists, details of consultant contracts, pricing policies, operational methods, marketing plans or strategies, business acquisition plans, new personnel acquisition plans, designs and design projects and other confidential business affairs concerning the Buyer and the Buyer's business~ Seller, Buyer or any Affiliate of Seller or Buyer, whether for its own account or otherwise, and will not divulge such Confidential Information to any Person other than in furtherance of this Business. Seller shall not be prohibited from divulging information deemed to be a trade secret or confidential or proprietary information of the Business; (i) if the specific item of information becomes generally available to the public without violation of this Agreement or any other confidentiality agreement among or between Buyer and Seller, or
          (ii) if such disclosure is compelled by law, in which event Seller agrees to give Buyer prior written notice of any disclosure to be made pursuant to this subsection (ii), and Seller, at Buyer's expense, shall cooperate fully with Buyer to obtain protective orders, confidential treatment or other such protective action as may be available to preserve the confidentiality of the information required to be disclosed.

          9.3 REMEDIES. Nothing contained herein is intended to or shall be construed to limit the remedies which either party may have against the other in the event of a breach of or default under this Agreement, it being intended that any remedies shall be cumulative and not exclusive.

          9.4 ENTIRE AGREEMENT, MODIFICATION AND WAIVER. This Agreement, including the Schedules attached hereto and the documents delivered pursuant hereto, constitutes the entire agreement between the parties. No changes of, modifications of, or additions to this Agreement shall be valid unless the same shall be in writing and signed by all parties hereto. No action taken pursuant to this Agreement, including any investigation by or on behalf of any Party, shall be deemed to constitute a waiver by the Party taking the action of compliance by the other Party with any representation, warranty, covenant or agreement contained herein or in any document delivered pursuant hereto. The waiver by any party hereto of any condition or of a breach of another provision hereof shall not operate or be construed as a waiver of any other condition or subsequent breach. The waiver by any party of any of the conditions precedent to its obligations under this Agreement shall not preclude it for seeking redress for breach of this Agreement other than with respect to the condition so waived.

          9.5 SEVERABILITY. If any provision of this Agreement shall be determined to be contrary to law and unenforceable by any court of law, the remaining provisions shall be severable and enforceable in accordance with their terms,

          9.6 COUNTERPARTS. This Agreement may be executed in one or more identical counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

          9.7 HEADINGS INTERPRETATION. The table of contents and article and section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of the Agreement. Both parties have participated substantially in the negotiation and drafting of this Agreement and each party hereby disclaims any defense or assertion in any litigation or arbitration that any ambiguity herein should be construed against the draftsman.

          9.8 GOVERNING LAW. This Agreement shall be construed and interpreted according to the Laws of the State of New York, without regard to its principles of conflicts of laws. Any proceeding brought by the parties to this Agreement shall be brought in the Courts of the State of New York.

          9.9 PAYMENT OF TAXES, FEES AND EXPENSES. Each party hereto shall pay all fees and expenses of such party's respective counsel, accountants and other experts and all other expenses incurred by such party incident to the negotiation, preparation and execution of this Agreement and the consummation of the transaction contemplated hereby, including any finder's or brokerage fees. Seller shall be solely liable for any and all taxes imposed on Seller as a result of the transactions or otherwise arising from this Agreement.

          9.10 NOTICES. Any notice, demand or communication required, permitted or desired to be given hereunder shall be in writing and shall be deemed effectively given when personally delivered, delivered by facsimile or other electronic means (including telecopy and telex) or overnight courier, or five (5) days after being deposited in the United States mail, postage prepaid, certified or registered, return receipt required. All notices shall be addressed as follows:

     If to Buyer: If to Seller:

                Tribeka Tek, Inc. NYN International LLC. 1510 51 St. 2303 South Blvd., Brooklyn, NY 11219 Houston, Tx. 77098.





     Any such notice shall be effective upon: (i) receipt if delivered by facsimile transmission or overnight or other courier service, or (ii) if mailed, five (5) days after deposit with the U.S. Postal Service or the date of delivery as shown on the return receipt therefore. Either Party may change the address to which notices are to be addressed by giving the other Party notice in the manner herein set forth.

          9.11 FURTHER ACTS. Buyer and Seller shall, without further consideration, execute and deliver such further instruments and documents and do such other acts and things as the other may reasonably request in order to confirm the transactions contemplated by this Agreement. Without limiting the foregoing, Seller shall deliver to Buyer any and all checks, drafts or other forms of payment received in respect of any of the Accounts Receivable acquired by Buyer pursuant to the terms of this Agreement and any of the Accounts Receivable subsequent to the Closing Date derived from the operations of the Business after the Effective Time.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the day and year first above written.

                                          BUYER:

                                     TRIBEKA TEK, INC.



                    By-/s/ Ethel Schwartz, President



     SELLER: NYN International LLC.

     By-_ /s/ Ron Kallus, President

                                    TABLE OF SCHEDULES

     SCHEDULE A Purchased Assets, Purchased Assets - Required Consents, Personal Property Owned, Excluded Assets, Insurance Policies.

     1. Assignment of Provisional Patent Docket # NYN002 2. Assignment of Reciprocal Enhanced Services International Agreement with Novolink Management LLC. 3. Assignment of Agreement with Kanaga Network Solutions 4. Assignment of Agreement with Platin

     SCHEDULE B Assumed Liabilities, Assumed Liabilities - Required Consents, Undisclosed Liabilities, Taxes Owing, Outstanding Liens, Indebtedness to and from Officers, Directors and Others

                                                                       NONE

     SCHEDULE C Intentionally Blank

     SCHEDULE D Intentionally Blank

     SCHEDULE E Licenses and Permits, Required Consents

     SCHEDULE F Contracts, Contracts - Required Consents, Employment Agreements 1. Assignment of Reciprocal Enhanced Services International Agreement with Novolink Management LLC. 2. Assignment of Agreement with Kanaga Network Solutions 3 Assignment of Agreement with Platin



     SCHEDULE  G  Rental  Due,  Leases  Subject  to  Consent for Assignment t to
     Buyer

     SCHEDULE H Intellectual Property

     1. Assignment of Provisional Patent Docket # NYN002

     SCHEDULE I Pending Litigation and Arbitration

     SCHEDULE J Employee Benefit Plans NONE

     SCHEDULE K Bill of Sale

     SCHEDULE L Assignment and Assumption Agreement

     SCHEDULE M Employment Agreements NONE

     SCHEDULE N Arbitration Agreement



     BILL OF SALE & ASSIGNMENT AND ASSUMPTION AGREEMENT

     This Bill of Sale and Assignment and Assumption Agreement (this "Assignment and Assumption") is made as of January 18, 2006 between NYN International LLC ("Seller/ Transferor"), and the Buyer, Tribeka Tek, Inc.

     This Assignment and Assumption Agreement is entered into pursuant to, and is subject to, the Asset Purchase Agreement dated as of January 18, 2006 by and between Seller and Purchaser (the "Agreement").

     This Assignment and Assumption Agreement shall have the meanings given to such terms in the Asset Purchase Agreement. In consideration of the foregoing premises, all of the Assets and described in Schedule A-N of the Asset Purchase Agreement and sufficiency of which are hereby acknowledged, Seller does hereby sell, Sell , assign and convey unto Buyer, its successors and assigns, all of the Assets, and Buyer does not assume any liabilities. No provisions set forth in this Assignment and Assumption shall be deemed to enlarge, alter or amend the terms and provisions of the Asset Purchase Agreement. In the event of any conflict between the provisions of this Assignment and Assumption and the provisions of the Asset Purchase Agreement, the Asset Purchase Agreement shall control.

     This Assignment and Assumption is made solely for the benefit of Seller and Purchaser and no third party shall have any right to enforce its terms or to rely on it. This instrument and the rights of the parties under it shall be governed by and construed in accordance with laws of the State of New York without regard to its conflicts of laws rules.

     This Assignment and Assumption may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Assignment and Assumption effective as of the date first written above.

     SIGNATURE PAGES

     SELLER

     NYN INTERNATIONAL LLC

     RON KALLUS, /s/ PRESIDENT

     BUYER

     TRIBEKA TEK, INC.

     ETHEL SCHWARTZ_/s/PRESIDENT



































     ARBITRATION AGREEMENT

     THIS AGREEMENT ("Arbitration Agreement") between the parties that are signatory to an Asset Purchase Agreement , a copy of which is/are attached hereto as Exhibit A (each individually referred to herein as a "party" or collectively referred to herein as the "parties").

     WITNESSETH

     A. WHEREAS, the parties have entered into certain written agreements in connection with a transaction where Tribeka Tek, Inc. is purchasing all of the assets and intellectual properties of VGTel from NYN International LLC.

     B. WHEREAS, the parties wish to provide arbitration as the sole remedy for resolution of any dispute, claim or controversy of any kind or nature arising out of or relating to the breach, termination, or validity of such written agreements, except as specified herein:

     NOW THEREFORE, in consideration of the foregoing recitals, the mutual covenants contained herein, and other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. Exclusive Remedy.

     Arbitration shall be the sole and exclusive remedy for any dispute, claim or controversy of any kind or nature (a "Claim") arising out of or relating to the breach, termination or validity of any the agreements (the "Agreements") entered into by the parties hereto and identified in the attached Exhibit A

     2. Claims not Subject to Arbitration.

     This Agreement does not apply to (a) any legal action by the parties seeking injunctive relief for breach or enforcement of any provision in any of the Agreements which would cause the complaining party or parties irreparable harm and for which there is no adequate remedy at law and (b) any agreement, provision or undertaking that provides it is not subject to arbitration.

     3. Procedure.

     Any Claim submitted to arbitration shall be decided by a single neutral arbitrator (the "Arbitrator"). The parties to the arbitration shall mutually select the Arbitrator not later than forty-five (45) days after service of the demand for arbitration. If the parties for any reason do not mutually select the Arbitrator within the forty-five (45) day period, then any party may apply to a court of competent jurisdiction as noted in paragraph 4 below, to appoint a retired judge as the Arbitrator. The parties agree that arbitration shall be conducted in accordance with the commercial arbitration rules then in effect of the American Arbitration Association.

     The Arbitrator shall apply the substantive federal, state, or local laws of the County and City of New York, Borough of Manhattan and of the United States District Court for the Southern District of New York, applicable to any Claim submitted to arbitration. In ruling on any such Claim, the Arbitrator shall have the authority to award only such remedies or forms of relief as are provided for under the substantive law governing such Claim, but in any event, the Arbitrator shall not award any punitive, exemplary or consequential damages. The award entered by the Arbitrator shall be final and binding on all parties participating in the arbitration.

     4. Consent to Jurisdiction

     The parties consent to the jurisdiction of the Supreme Court of the State, County and city of New York, Borough of Manhattan and of the United States District Court of the Southern District of the Sate of New York for the arbitration proceedings and to enforce the judgment of the award in such arbitration proceedings, but not otherwise. The parties may bring an action in any such court to compel arbitration in accordance with the terms of this Arbitration Agreement.

     5. Costs

     Any fees and costs incurred in the arbitration will be shared equally by the parties participating in the arbitration, except that the Arbitrator may reallocate such fees among such parties if the Arbitrator determines that an equal allocation would impose an unreasonable financial burden on any one or more parties.

     The parties shall be responsible for their own attorneys' fees and costs, except that the Arbitrator shall have the authority to award attorneys' fees and costs to the prevailing party iii accordance with the applicable law governing the dispute.

     6. Interpretation.

     The Arbitrator, and not any federal or state court, shall have the exclusive authority to resolve any issue relating to the interpretation, formation or enforceability of this Agreement, or any issue relating to whether a Claim is subject to arbitration under this Arbitration Agreement



          IN WITNESS WHEREOF, this Agreement has been entered into by the parties as of January18, 2006.

     BUYER: SELLER:

                  Tribeka Tek, Inc. NYN International LLC

     _ By /s/ Ethel Schwartz, President By /s/ By Ron Kallus, President